This is filed pursuant to Rule 497(c).  File Nos.: 33-85850 and
811-08838.

Alliance Money Market Fund (the "Fund") is an open-end management investment company comprised of seven portfolios (the "Portfolios"), three of which are offered by this Prospectus. The Fund is a money market fund with investment objectives of safety, liquidity and maximum current income (in the case of the General Municipal Portfolio, exempt from Federal income taxes), to the extent consistent with the first two objectives. The Prime, Government and General Municipal Portfolios are diversified. This Prospectus sets forth the information about each Portfolio that a prospective investor should know before investing. Please retain it for future reference. You will receive semi-annual and annual reports of your particular Portfolio.

AN INVESTMENT IN A PORTFOLIO IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT A PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

A "Statement of Additional Information" for the Fund dated April 1, 1998, which provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write the Distributor at the address shown in this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


ALLIANCE MONEY MARKET FUND


   PRIME PORTFOLIO
   GOVERNMENT PORTFOLIO
   GENERAL MUNICIPAL PORTFOLIO



PROSPECTUS
APRIL 1, 1998




                             EXPENSE INFORMATION
_______________________________________________________________________________

SHAREHOLDER TRANSACTION EXPENSES
The Portfolios have no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets, after voluntary expense reimbursement)
                                                                    GENERAL
                                        PRIME       GOVERNMENT     MUNICIPAL
                                       -------      ----------     ---------
Management Fees                          .50%          .50%           .50%
12b-1 Fees                               .45%          .45%           .45%
Other Expenses                           .05%          .05%           .05%
Total Portfolio Operating Expenses      1.00%         1.00%          1.00%


EXAMPLE
  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                1 YEAR    3 YEARS   5 YEARS  10 YEARS
                               --------  --------  --------  --------
Prime                             $10       $32       $55      $122
Government                         10        32        55       122
General Municipal                  10        32        55       122


The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. The expenses listed in the table for the Prime, Government and General Municipal Portfolios are net of voluntary expense reimbursements. The expenses of such Portfolios before expense reimbursements would be: Prime Portfolio: Management Fees-.50%, 12b-1 fees-.45%, Other Expenses-.11% and Total Operating Expenses-1.06%; Government Portfolio:
Management Fees-.50%, 12b-1 fees-.45%, Other Expenses-.30% and Total Operating Expenses-1.25%; General Municipal Portfolio: Management Fees-.50%, 12b-1 fees-.45%, Other Expenses-.26% and Total Operating Expenses-1.21%. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


 FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD (AUDITED)
_______________________________________________________________________________

The following table has been audited by McGladrey & Pullen LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                               GENERAL MUNICIPAL               PRIME                  GOVERNMENT
                                                   PORTFOLIO                 PORTFOLIO                 PORTFOLIO
                                            ------------------------  ------------------------  ------------------------
                                                           DEC. 13,                  DEC. 29,                  DEC. 29,
                                                           1995(A)                   1995(A)                   1995(A)
                                            YEAR ENDED        TO      YEAR ENDED        TO      YEAR ENDED        TO
                                              NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,     NOV. 30,
                                                1997         1996         1997         1996         1997         1996
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period         $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                      .029         .027         .046         .041         .045         .041

LESS: DIVIDENDS
Dividends from net investment income          (.029)       (.027)       (.046)       (.041)       (.045)       (.041)
Net asset value, end of period               $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00

TOTAL RETURN
Total investment return based on:
  net asset value (c)                          2.92%        2.80%(d)     4.75%        4.58%(d)     4.64%        4.52%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)        $137         $123       $3,298       $2,772         $124         $100
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                         1.00%        1.00%(d)     1.00%        1.00%(d)     1.00%        1.00%(d)
  Expenses, before waivers
    and reimbursements                         1.21%        1.39%(d)     1.06%        1.23%(d)     1.25%        1.42%(d)
  Net investment income (b)                    2.87%        2.76%(d)     4.65%        4.50%(d)     4.54%        4.45%(d)


(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period.

(d)  Annualized.


From time to time each Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid


2


on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. Dividends for the Prime Portfolio for the seven days ended November 30, 1997, amounted to an annualized yield of 4.74%, equivalent to an effective yield of 4.85%. Absent expense reimbursement, the annualized yield for this period would have been 4.68%, equivalent to an effective yield of 4.79%. Dividends for the Government Portfolio for the seven days ended November 30, 1997, amounted to an annualized yield of 4.67%, equivalent to an effective yield of 4.78%. Absent expense reimbursement, the annualized yield for this period would have been 4.42%, equivalent to an effective yield of 4.53%. Dividends for the General Municipal Portfolio for the seven days ended November 30, 1997, amounted to an annualized yield of 3.06%, equivalent to an effective yield of 3.11%. Absent expense reimbursement, the annualized yield for this period would have been 2.85%, equivalent to an effective yield of 2.90%.


                      INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________________________

The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of the General Municipal Portfolio). As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. While no Portfolio may change this policy or the other fundamental investment policies (described below) without shareholder approval, it may, upon notice to shareholders, but without such approval, change non-fundamental investment policies or create additional series or classes of shares in order to establish portfolios which may have different investment objectives. There can be no assurance that any Portfolio's objectives will be achieved.

The Portfolios will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Accordingly, each Portfolio will invest in securities which, at the time of investment, have remaining maturities not exceeding 397 days, and the average maturity of each Portfolio's investment portfolio will not exceed 90 days. A more detailed description of Rule 2a-7 is set forth in the Fund's Statement of Additional Information. To the extent that each Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.


PRIME PORTFOLIO
The money market securities in which the Prime Portfolio invests include: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit, bankers' acceptances and interest-bearing savings deposits issued or guaranteed by banks or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation and certificates of deposit and bankers' acceptances denominated in U.S. dollars and issued by U.S. branches of foreign banks having total assets of at least $1 billion that are believed by Alliance Capital Management L.P. (the "Adviser") to be of quality equivalent to that of other such instruments in which the Portfolio may invest; (3) commercial paper, including variable amount master demand notes, of prime quality [i.e., rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by companies having outstanding debt securities rated AAA or AA by Standard & Poor's, or Aaa or Aa by Moody's] and participation interests in loans extended by banks to such companies; and (4) repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or The Bank of New York, the Fund's Custodian, and would create a loss to the Prime Portfolio if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Prime Portfolio may also invest in certificates of deposits issued by, and time deposits maintained at, foreign branches of domestic banks or U.S. or foreign branches of foreign banks described in (2) above and prime quality dollar-denominated commercial paper issued by foreign companies meeting the criteria


3


specified in (3) above. The money market securities in which the Prime Portfolio invests may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7 under the 1940 Act. Variable rate obligations have interest rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal and accrued interest at anytime, or at specified intervals. The Prime Portfolio follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

The Prime Portfolio also may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

The Prime Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated money market instruments issued by foreign branches of foreign banks. To the extent that the Prime Portfolio makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES. To maintain portfolio diversification and reduce investment risk, the Prime Portfolio may not: (1) invest more than 25% of its assets in the securities of issuers conducting their principal business activities in any one industry although there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest bearing savings deposits; (2) invest more than 5% of its assets in securities of any one issuer (except the U.S. Government) although with respect to 25% of its total assets it may invest without regard to such limitation; (3) purchase more than 10% of any class of the voting securities of any one issuer (except the U.S. Government); (4) borrow money except from banks on a temporary basis or by entering into reverse repurchase agreements for emergency or extraordinary purposes in aggregate amounts not exceeding 15% of its assets; (5) mortgage, pledge or hypothecate its assets except to secure such borrowings; or (6) enter into repurchase agreements, if as a result thereof, more than 10% of the Prime Portfolio's assets would be subject to repurchase agreements not terminable within seven days.

As a matter of operating policy, the Prime Portfolio may invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer (as determined pursuant to such Rule). Fundamental policy number (2) would give the Prime Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.


GOVERNMENT PORTFOLIO
The securities in which the Government Portfolio invests are: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Government"), including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's Custodian and would create a loss to the Government Portfolio if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. The Government Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities, whose value may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the Government Portfolio. The money market securities in which the Government Portfolio invests may have variable or floating rates of interest ("variable rate obligations") as permitted by Rule 2a-7 under the 1940 Act. Variable rate obligations have interest


4


rates which are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the interest rate of the variable rate obligation is tied. Some variable rate obligations allow the holder to demand payment of principal and accrued interest at anytime, or at specified intervals. The Government Portfolio follows Rule 2a-7 with respect to the diversification, quality and maturity of variable rate obligations.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES. To maintain portfolio diversification and reduce investment risk, the Government Portfolio may not: (1) borrow money except from banks on a temporary basis or by entering into reverse repurchase agreements for emergency or extraordinary purposes in aggregate amounts not exceeding 10% of its assets; (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to secure such borrowings; or
(3) enter into repurchase agreements, if as a result thereof, more than 10% of the Government Portfolio's assets would be subject to repurchase agreements not terminable within seven days.


GENERAL MUNICIPAL PORTFOLIO
As a matter of fundamental policy, the General Municipal Portfolio, except when assuming a temporary defensive position, must maintain at least 80% of its total assets in high-quality municipal securities (as opposed to the taxable investments described below). Normally, substantially all of the General Municipal Portfolio's income will be tax-exempt as described below. The General Municipal Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

ALTERNATIVE MINIMUM TAX. The General Municipal Portfolio may invest without limitation in tax-exempt municipal securities subject to the Federal alternative minimum tax (the "AMT").

Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such bonds have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities. See below, "Daily Dividends and Other Distributions" and "Taxes."

MUNICIPAL SECURITIES. The municipal securities in which the General Municipal Portfolio invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Examples include tax anticipation and revenue anticipation notes which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

The General Municipal Portfolio may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion. The Portfolio will comply with Rule 2a-7 with respect to its investments in variable rate obligations supported by letters of credit.

Each of the General Municipal Portfolio's municipal securities at the time of purchase is rated within the two highest quality ratings of Moody's (Aaa and Aa, MIG 1 and MIG 2 or VMIG 1 and VMIG 2) or Standard & Poor's (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of comparable quality. Securities must also meet credit standards applied by the Adviser.


5


To further enhance the quality and liquidity of the securities in which the General Municipal Portfolio invests, such securities frequently are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. The Portfolio continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial institution could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

The General Municipal Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but such commitments are not expected to comprise more than 5% of the Portfolio's net assets. The General Municipal Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities. The Fund's Custodian will maintain, in a separate account of the General Municipal Portfolio, liquid high-grade debt securities having value equal to, or greater than, such commitments. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the purchase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to the General Municipal Portfolio.

TAXABLE INVESTMENTS. The taxable investments in which the General Municipal Portfolio may invest include obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper and repurchase agreements.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES. To reduce investment risk, the General Municipal Portfolio may not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state and may not:
(1) invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects; (2) invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets the General Municipal Portfolio may invest up to 10% per issuer; or (3) purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.

As a matter of operating policy, effective July 1, 1998, pursuant to Rule 2a-7, the General Municipal Portfolio may invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer (as determined pursuant to such Rule). Fundamental policy number (2) would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is further amended in the future.

POLICIES APPLICABLE TO EACH PORTFOLIO
No Portfolio will maintain more than 10% of its net assets in illiquid securities, which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"), other than restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund, such as securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in
Section 4(2) of the Securities Act.


                      PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________________________

OPENING ACCOUNTS
Instruct your broker to use one or more of Alliance Money Market Fund's Portfolios--Prime, Government, or General Municipal Portfolio--in conjunction with your brokerage account. There is no minimum for initial investment or subsequent investments.

SUBSEQUENT INVESTMENTS
BY CHECK. Mail or deliver your check or negotiable draft, payable to your broker, who will deposit it into the Portfolio(s). Please designate the appropriate Portfolio and indicate your brokerage account number on the check or draft.


6


BY SWEEP. Your brokerage firm may offer an automatic "sweep" for the Fund in the operation of brokerage cash accounts. Contact your broker to determine if a sweep is available and what the sweep parameters are.

REDEMPTIONS
BY CONTACTING YOUR BROKER. Instruct your broker to order a withdrawal from your Fund account.

BY SWEEP. If your brokerage firm offers an automatic sweep arrangement, the sweep will automatically transfer from your Fund account sufficient amounts to cover security purchases in your brokerage account.

BY CHECKWRITING. With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account. First you must fill out the signature card which you can obtain from your broker. There is no separate charge for the checkwriting service. THE CHECKWRITING SERVICE ENABLES YOU TO RECEIVE THE DAILY DIVIDENDS DECLARED ON THE SHARES TO BE REDEEMED UNTIL THE DAY THAT YOUR CHECK IS PRESENTED FOR PAYMENT.


                            ADDITIONAL INFORMATION
_______________________________________________________________________________

SHARE PRICE
Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of each Portfolio's shares is determined each business day (i.e., any weekday exclusive of days on which the New York Stock Exchange or The Bank of New York is closed) at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments (amortized cost value is used for this purpose) and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

TIMING OF INVESTMENTS AND REDEMPTIONS
The Portfolios have two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by The Bank of New York at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is received before or after 12:00 Noon.

Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

DAILY DIVIDENDS AND OTHER DISTRIBUTIONS
All net income of each Portfolio is determined each business day at 4:00 p.m. and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares of that Portfolio in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

Net income consists of all accrued interest income on a Portfolio's assets less the Portfolio's expenses applicable to that dividend period. Realized gains and losses of each Portfolio are reflected in its net asset value and are not included in its net income.

TAXES
A prospective investor should review the more detailed discussion of Federal income tax considerations relevant to each Portfolio that is contained in the Statement of Additional Information. In addition, each prospective investor should consult with his/her own tax advisers as to the tax consequences of an investment in the Portfolios, including the status of distributions from a Portfolio in his/her own state and locality and the possible applicability of the AMT to a portion of the distributions of the General Municipal Portfolio.


7


The Fund intends to qualify each Portfolio each year as a separate "regulated investment company" and as such, each Portfolio will not be subject to Federal income and excise taxes on the investment company taxable income and net capital gains, if any, distributed to shareholders.

PRIME PORTFOLIO AND GOVERNMENT PORTFOLIO. Shareholders of the Prime Portfolio and Government Portfolio (other than tax-exempt shareholders) will be subject to Federal income tax on the ordinary income dividends and any capital gains dividends from these Portfolios and may also be subject to state and local taxes. The laws of some states and localities, however, may exempt from some taxes dividends paid on shares of the Prime Portfolio and Government Portfolio, which are dividends attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities.

DISTRIBUTIONS FROM THE GENERAL MUNICIPAL PORTFOLIO. Distributions to you out of tax-exempt interest income earned by the General Municipal Portfolio are not subject to Federal income tax (other than the AMT), but may be subject to state or local income taxes. Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the Federal individual and corporate AMT. Distributions from the General Municipal Portfolio to a corporate shareholder are not exempt from the corporate taxes imposed by the respective jurisdictions. Distributions out of taxable interest income, other investment income and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term taxable gains irrespective of the length of time you may have held your shares. Distributions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Fund will send to you tax information stating the amount and type of all its distributions for the year just ended.

GENERAL. Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional shares of a Portfolio. In general, distributions by a Portfolio are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by a Portfolio and received by the shareholders on December 31 of the preceding year. A statement setting forth the Federal income tax status of all distributions made (or deemed made) during the calendar year, including any portions which constitute ordinary income dividends, capital gains dividends and exempt-interest dividends and U.S. Government interest dividends will be sent to each shareholder of a Portfolio promptly after the end of each calendar year.

YEAR 2000. Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Fund's Adviser, Alliance Fund Distributors, Inc. ("AFD"), the Fund's distributor, and Alliance Fund Services, Inc. ("AFS"), the Fund's transfer agent have advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this Prospectus, the Fund and the Adviser have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.


                            MANAGEMENT OF THE FUND
_______________________________________________________________________________

ADVISER
Alliance Capital Management L.P., which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained by the Fund, on behalf of each Portfolio, under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the general supervision and control of the Fund's Trustees.


8


The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1997 totaling more than $218 billion (of which approximately $85 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit plans, public employee retirement systems, investment companies, foundations and endowment funds. The 58 registered investment companies managed by the Adviser comprising 122 separate investment portfolios currently have over three million shareholder accounts. As of December 31, 1997, the Adviser was retained as an investment manager for employee benefit plan assets of 31 of the Fortune 100 companies.

Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA-UAP, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA-UAP is set forth in the Statement of Additional Information under "Management of the Fund."

Under its Advisory Agreement with the Fund, the Adviser provides investment advisory services and order placement facilities for the Fund. For the fiscal year ended November 30, 1997, the Prime, Government and General Municipal Portfolios paid the Adviser an advisory fee at an annual rate of .47 of 1%, .27 of 1% and .32 of 1%, respectively, of the average daily value of the net assets of each Portfolio net of voluntary expense reimbursements for expenses exceeding 1% of the average daily value of the net assets of each Portfolio.

In addition to the payments to the Adviser under the Advisory Agreement described above, the Fund may pay certain other costs, including (i) custody, transfer and dividend disbursing expenses, (ii) fees of the Trustees who are not affiliated persons, (iii) legal and auditing expenses, (iv) clerical, accounting, administrative and other office costs, (v) costs of personnel providing services to the Fund, as applicable, (vi) costs of printing prospectuses and shareholder reports, (vii) expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities and (viii) such promotional expenses as may be contemplated by an effective plan pursuant to Rule 12b-1 under the 1940 Act.

Under a Distribution Services Agreement (the "Agreement"), each Portfolio pays AFD at a maximum annual rate of .45 of 1% of the Fund's aggregate average daily net assets. For the fiscal year ended November 30, 1997, the Prime, Government and General Municipal Portfolios each paid a distribution fee at an annual rate of .45% of the average daily value of the net assets of the Fund. Substantially all such monies (together with significant amounts from the Adviser's own resources) are paid by AFD to broker-dealers and other financial intermediaries for their distribution assistance and to banks and other depository institutions for administrative and accounting services provided to the Portfolios, with any remaining amounts being used to partially defray other expenses incurred in distributing the Portfolios' shares. The Fund believes that the administrative services provided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Portfolios or their shareholders) in the future to maintain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

ADMINISTRATOR
Pursuant to an Administration Agreement, ADP Financial Information Services, Inc. ("ADP"), a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator performs or arranges for the performance of certain services, mainly remote processing services through its propriety shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. ADP does not have any responsibility or authority for any Portfolio's investments, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.


9


TRANSFER AGENT AND DISTRIBUTOR
Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Fund's Transfer Agent and Distributor, respectively.

ORGANIZATION
Each of the Portfolios is a series of Alliance Money Market Fund, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on October 26, 1994. The New Jersey, New York, California and Connecticut Municipal Portfolios are non-diversified series of the Fund and are not offered by this Prospectus. Each Portfolio's activities are supervised by the Trustees of the Fund. Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.


10

This is filed pursuant to Rule 497(c).  File Nos.: 33-85850 and
811-08838.

[LOGO]                                 ALLIANCE MONEY MARKET FUND
_______________________________________________________________
P.O. Box 1520, Secaucus, New Jersey 07096
Toll Free (800) 221-5672
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                          April 1, 1998
_______________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus dated April 1, 1998. A copy of the Prospectus may be obtained by contacting the Fund at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             PAGE

INVESTMENT OBJECTIVES AND POLICIES.............................

INVESTMENT RESTRICTIONS.........................................

MANAGEMENT OF THE FUND..........................................

PURCHASE AND REDEMPTION OF SHARES...............................

DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE..............

TAXES...........................................................

GENERAL INFORMATION.............................................

FINANCIAL STATEMENTS............................................

APPENDIX A -- DESCRIPTION OF MUNICIPAL SECURITIES...............

APPENDIX B -- DESCRIPTION OF SECURITIES RATINGS.................




__________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
_______________________________________________________________

    The Alliance Money Market Fund (the "Fund") is an open-end management investment company. The Fund consists of seven distinct portfolios, the Prime Portfolio, the Government Portfolio, the New Jersey Municipal Portfolio, the New York Municipal Portfolio, the Connecticut Municipal Portfolio, the California Municipal Portfolio and the General Municipal Portfolio. Three of the portfolios, the Prime Portfolio, Government Portfolio and General Municipal Portfolio (hereinafter sometimes referred to as a "Portfolio" or the "Portfolios"), are presently being offered by the Fund.

    The investment objectives of each Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and, to the extent consistent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of the General Municipal Portfolio). As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. The General Municipal Portfolio, except when assuming a temporary defensive position, must maintain at least 80% of its total assets in high-quality municipal securities (as opposed to taxable investments described below). While no Portfolio may change this policy or its other fundamental investment policies (described below) without shareholder approval, it may, upon notice to shareholders, but without such approval, change non-fundamental investment policies or create additional series or classes of shares in order to establish portfolios which may have different investment objectives. Normally, substantially all of the General Municipal Portfolio's income will be tax-exempt as described below. There can be no assurance that any Portfolio's objectives will be achieved.

    Each Portfolio will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Accordingly, each Portfolio will invest in securities which, at the time of investment, have remaining maturities not exceeding 397 days and the average maturity of each Portfolio's investment portfolio will not exceed 90 days. A more detailed description of Rule 2a-7 is set forth on page 3.

    PRIME AND GOVERNMENT PORTFOLIOS. The investment objectives of each of the Prime Portfolio and the Government Portfolio are - in the following order of priority - safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives.

    GENERAL MUNICIPAL PORTFOLIO. The General Municipal Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

POLICIES APPLICABLE TO EACH PORTFOLIO

    RULE 2A-7 UNDER THE 1940 ACT. The Fund will comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. Currently, pursuant to Rule 2a-7, a Portfolio may invest only in U.S. dollar-denominated "Eligible Securities," (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less; and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix attached hereto. Securities in which the Portfolios invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from an NRSRO.

    Under Rule 2a-7 the Prime Portfolio, the General Municipal Portfolio (effective July 1, 1998) and the Government Portfolio may not invest more than five percent of their respective assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. In addition, the Prime Portfolio and the Government Portfolio may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof either the Prime Portfolio or the Government Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities (the "second tier security restriction"). Effective July 1, 1998, the second tier security restriction applies to the General Municipal Portfolio with respect to its investment in the "conduit" securities of second tier issuers. A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on a non-municipal issuer revenues from a non-municipal project.

    ILLIQUID SECURITIES. A Portfolio will not maintain more than 10% of its net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, other than restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees and (b) repurchase agreements not terminable within seven days.

    RESTRICTED SECURITIES. A Portfolio may purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act") and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of such Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

    In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues in which a Portfolio may invest include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission has stated that Section 4(2) paper may be determined to be liquid by the Trustees, so long as certain conditions, which are described below, are met.

    In 1990, in part to enhance the liquidity in the institutional markets for restricted securities, the Securities and Exchange Commission (the "Commission") adopted Rule 144A under the Securities Act to establish a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers.
Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis.
An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by each Portfolio, however, could affect adversely the marketability of such portfolio securities and a Portfolio might be unable to dispose of such securities promptly or at reasonable prices.
Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of Rule 144A and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities.

    The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Trustees.

    The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

       (i) the frequency of trades and quotations for the security;

      (ii) the number of dealers making quotations to purchase or sell the security;

     (iii) the number of other potential purchasers of the security;

      (iv) the number of dealers undertaking to make a market in the security;

       (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer);
              and

      (vi) any applicable Commission interpretation or position with respect to such types of securities.

    To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

       (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

      (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the Adviser must determine that the security is of equivalent quality.

    The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

    Following the purchase of a restricted security by a Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

    INVESTMENTS ISSUED BY FOREIGN BRANCHES OF FOREIGN BANKS. No Portfolio may invest 25% or more of its total assets in instruments issued by foreign branches of foreign banks. The Prime Portfolio may make investments in dollar-denominated certificates of deposit and bankers' acceptances issued or guaranteed by, or dollar-denominated time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and prime quality dollar- denominated commercial paper issued by foreign companies. To the extent that the Prime Portfolio makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards. There can be no assurance, as is true with all investment companies, that a Portfolio's objective will be achieved.

    FUNDAMENTAL POLICIES. Each Portfolio's investment objective may not be changed without the affirmative vote of a majority of the Portfolio's outstanding shares as defined below. Except as otherwise provided, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the 1940 Act and may, therefore, be changed by the Trustees of the Portfolio without a shareholder vote. However, a Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

SPECIAL CONSIDERATIONS OF GENERAL MUNICIPAL PORTFOLIO

    MUNICIPAL SECURITIES. The term "municipal securities," as used in reference to the General Municipal Portfolio in the Prospectus and this Statement of Additional Information, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax) from Federal income taxes. The municipal securities in which the General Municipal Portfolio invests are limited to those obligations which at the time of purchase:

    1.   are backed by the full faith and credit of the United
States Government; or

    2. are municipal notes rated MIG-1/VMIG-1 or MIG- 2/VMIG-2 by Moody's Investors Service, Inc. ("Moody's") or SP-1 or SP-2 by Standard and Poor's Corporation ("S&P"), or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees; or

    3. are municipal bonds rated Aa or higher by Moody's, AA or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees; or

    4. are other types of municipal securities, provided that such obligations are rated Prime-1 by Moody's, A-1 or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Adviser and ultimately reviewed by the Trustees. (See Appendix A for a description of municipal securities and Appendix B for a description of these ratings.)

    The General Municipal Portfolio will not invest 25% or more of its total assets in the securities of non-governmental issuers conducting their principal business activities in any one industry.

    ALTERNATIVE MINIMUM TAX. The General Municipal Portfolio may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax- exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

    Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

    To further enhance the quality and liquidity of the securities in which the Portfolio invests, such securities frequently are supported by credit and liquidity enhancements, such as letters of credit, from third party financial institutions. The General Municipal Portfolio continuously monitors the credit quality of such third parties; however, changes in the credit quality of such a financial institution could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

    TAXABLE SECURITIES. Although the General Municipal Portfolio is, and expects to be, largely invested in municipal securities, the Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. Such taxable money market securities also are limited to remaining maturities not exceeding 397 days at the time of the Portfolio's investment, and the Portfolio's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by the Portfolio may include to those described below:

    1.   marketable obligations of, or guaranteed by, the United
States Government, its agencies or instrumentalities; or

    2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit
Insurance Corporation; or

    3. commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P, or Aa or higher by Moody's. (See Appendix B for a description of these ratings.)

    MUNICIPAL SECURITIES GENERALLY. Municipal securities historically have not been subject to registration with the Commission. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

OTHER INVESTMENT PRACTICES

    ASSET-BACKED SECURITIES. Each Portfolio may invest in rated, as required by Rule 2a-7 effective July 1, 1998, asset-backed securities that meet its existing diversification, quality and maturity criteria. The Portfolios may invest in unrated asset-backed securities whose assets consist of obligations of one or more municipal issuers. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, as required by Rule 2a-7, the special purpose entity is deemed to be the issuer of the asset-backed security, however each Portfolio is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security that such obligations represent.

    VARIABLE RATE OBLIGATIONS. The interest rate payable on certain securities in which a Portfolio may invest, called "variable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount and acrued interest of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount and accrued interest prior to maturity. Variable rate demand obligations are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Investments may also be made in variable amount master demand notes (which may have demand features in excess of 30 days) which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between a fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market or these obligations, although they are redeemable at face value, plus accrued interet. Accordingly, when these obligations are not secured by letter of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. The main benefit of a variable rate security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximately equal to the full principal amount. The payment of principal and interest by issuers of certain securities purchased by a Portfolio may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees may be considered in determining whether a security meets a Portfolio's investment quality requirements.

    Variable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will generally do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. The Portfolios follow Rule 2a-7 with respect to its investments in variable rate instruments supported by letters of credit and participation interests. Such Portfolio will not purchase participation interests in variable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by such Portfolio from the bonds in which it holds participation interests is exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial information, rating agency reports and other research services to which the Adviser may subscribe.

    STANDBY COMMITMENTS. A Portfolio may purchase securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which such Portfolio pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Portfolio to be as fully invested as practicable in securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Portfolio acquires standby commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, each Portfolio's policy is to enter into standby commitment transactions only with securities dealers which are determined to present minimal credit risks.

    The acquisition of a standby commitment does not affect the valuation or maturity of the underlying securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities. Stand-by commitments are not expected to comprise more than 5% of any Portfolio's net assets.

    WHEN-ISSUED SECURITIES. Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the purchase of bonds and notes. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to such Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of each Portfolio, cash, U.S. Government or other liquid assets, having value equal to, or greater than, such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. No when-issued commitments will be made if, as a result, more than 15% of a Portfolio's net assets would be so committed.

    GENERAL. Yields on debt securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. There can be no assurance, as is true with all investment companies, that a Portfolio's objectives will be achieved. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Each Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, a Portfolio may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.

    REPURCHASE AGREEMENTS. Each Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Each Portfolio requires continuous maintenance of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements may be entered into with member banks of the Federal Reserve System (including the Fund's Custodian) or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is each Portfolio's current practice to enter into repurchase agreements only with such primary dealers and its Custodian, and the Fund has adopted procedures for monitoring the creditworthiness of such organizations. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is (i) collateralized fully; (ii) the collateral (as defined in such Rule) consists entirely of cash, U.S. Government securities and other first tier securities; and (iii) the repurchase agreement would qualify for an exclusion from any automatic stay of creditors' rights under applicable insolvency law. Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

    REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements, which involve the sale of securities held by such Portfolio with an agreement to repurchase the securities at an agreed upon price, date and interest payment, although no Portfolio currently intends to enter into such agreements.

_______________________________________________________________

                     INVESTMENT RESTRICTIONS
_______________________________________________________________

    Unless specified to the contrary, the following restrictions apply to each Portfolio and are fundamental policies which may not be changed with respect to each Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any Portfolio (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of that restriction.

    Each Portfolio:

    1. May not, in the case of the Prime Portfolio, invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 2 and 3 below, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

    2. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of its total assets the General Municipal Portfolio may invest not more than 10% of its total assets in the securities of any one issuer.*
For purposes of such 5% and 10% limitations, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

    3. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

    4. May not, in the cases of the Prime Portfolio and the Government Portfolio, borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% (10% in the case of the Government Portfolio) of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur. Such borrowings may not be used to purchase investments and such Portfolio will not purchase any investment while any such borrowings exist;

    5. May not, in the cases of the Prime Portfolio and the Government Portfolio, pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 4. To meet the requirements of regulations in certain states, a Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 15% of its total assets, valued at market, so long as shares of such Portfolio are being sold in those states;

    6. May not make loans of money or securities except by the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

    7.   May not enter into repurchase agreements (i) not
terminable within seven days if, as a result thereof, more than
____________________

* As a matter of operating policy, pursuant to Rule 2a-7 the General Municipal Portfolio will, effective July 1, 1998, invest no more than 5% of its assets in First Tier
       Securities of any one issuer. The issuer of a security is determined pursuant to
       Rule 2a-7.

10% of a Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments, or (ii) with a particular issuer** if immediately thereafter more than 5% of such Portfolio's assets would be committed to repurchase agreements entered into with such issuer; or

    8. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;
(d) purchase securities on margin, or maintain more than 10% of its net assets in illiquid securities (which include "restricted securities" subject to legal restrictions on resale arising from an issuer's reliance upon certain exemptions from registration under the Securities Act), however, a Portfolio may purchase restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund;
(e) make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; (f) purchase or retain securities of any issuer if those officers and Trustees of the Fund and officers and directors of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (g) act as an underwriter of securities.

    In addition, the General Municipal Portfolio may not invest more than 25% of its total assets in municipal securities
(a) whose issuers are located in the same state, or (b) the interest upon which is paid from revenues of similar-type projects.










____________________

** Pursuant to Rule 2a-7, the seller of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

TRUSTEES AND OFFICERS

    The Trustees and principal officers of the Fund and their primary occupations during the past five years are set forth below. Certain of the Trustees and officers also may be a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, NY 10105.

TRUSTEES


    RONALD M. WHITEHILL,*** 59, President, is a Senior Vice
President of ACMC and President of Alliance Cash Management
Services with which he has been associated since 1993.

    JOHN D. CARIFA,*** 53, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC**** with which he has been associated since prior to 1993.

    RICHARD S. BORISOFF,*** 52, is a member of the law firm of Paul, Weiss, Rifkind, Wharton & Garrison with which he has been associated with since prior to 1993. He is a Director of Stanley and Elsie Roth Foundation (charitable foundation) and BAR Assurance and Reinsurance Limited (insurance company). His address is 1285 Avenue of the Americas, New York, NY 10019.

    PETER QUICK,*** 42, is President and Director of Quick &
Reilly Group, Inc. since March 1994.  Prior to March 1994, he was
President of U.S. Clearing Corp.  His address is 230 South County
Road, Palm Beach, Florida.

    JEFFREY M. COLE, 51, is a member of the law firm of Baer Marks & Upham with which he has been associated since prior to 1993. He is a Director of Rigel Communications, Inc. (cable systems) and an Adjunct Professor of Law at New York University
____________________

***    Interested person of the Fund as defined in the 1940 Act.

**** For purposes of this Statement of Additional Information, ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

School of Law.  His address is 805 Third Avenue, New York, New
York 10022.

    RICHARD J. DALY, 44, is Group Co-President of ADP Financial
Information Services, Inc. and Corporate Vice President of
Automatic Data Processing, Inc. since January 1989. His address is 51 Mercedes Way, Edgewood, New York 11717.

    WILLIAM H. FOULK, JR., 65, is an investment adviser and independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is 2 Greenwich Plaza, Suite 100, Greenwich, CT 06830.

    ARTHUR S. KRANSELER, 63, is currently an independent management consultant. He was formerly Corporate Vice-President of Corporate Development for Automatic Data Processing, Inc. (information services data processing) with which he had been associated since prior to 1993. His address is 3407 South Ocean Boulevard, Suite 5-C, Highland Beach, Florida 33487.

    ROBERT A. LEWIS, 44, is a member of the law firm McCutchen, Doyle, Brown & Enersen with which he has been associated since prior to 1993. His address is Three Embarcadero Center, Suite
2800, San Francisco, California 94111.

    CLIFFORD L. MICHEL, 58, is a member of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1993. He is President and Chief Executive Officer of Wenonah Development Company (investment holding company) and a Director of Placer Dome Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

    WILLIAM L. RHOADS III, 69, is a financial consultant. Previously, he was Chairman, Trust and Investment Committee, J.P. Morgan Delaware (banking)and President and Chief Executive Officer of C.F. Kettering, Incorporated (holding company). Currently, President and Director of the following holding companies: TRP Finance, Inc., Church Street Holdings, Inc. and New Century Holdings, Inc., Vice Chairman and Director of
ADP Atlantic, Inc. and Affiliates and a Director of ADP Insurance Company, Ltd. His address is 1009 Barley Drive, Wilmington, Delaware.

    RICHARD R. STUMM, 39, is Vice President of Automatic Data
Processing/Financial Information Services Division with which he has been associated since prior to 1993. His address is 2
Journal Square Plaza, Jersey City, NJ 07306.

OFFICERS

    JOHN R. BONCZEK, 38, Senior Vice President, is a Vice
President of ACMC with which he has been associated since prior to 1993.

    KATHLEEN A. CORBET, 38, Senior Vice President, is an
Executive Vice President of ACMC since July 1993. Prior thereto, she was employed by Equitable Capital since prior to 1993.

    ROBERT I. KURZWEIL, 47, Senior Vice President, has been a Vice President of ACMC since May 1994. Previously, he was Vice President of Sales and Business Development for Automatic Data Processing with which he had been associated since prior to 1993.

    RAYMOND J. PAPERA, 42, Senior Vice President, is a Senior
Vice President of ACMC with which he has been associated since prior to 1993.

    PATRICIA NETTER, 47, Senior Vice President, is a Vice
President of ACMC with which she has been associated since prior to 1993.

    KENNETH T. CARTY, 37, Vice President, is an Assistant Vice
President of ACMC with which he has been associated since prior to 1993.

    JOHN F. CHIODI, 31, Vice President, is a Vice President of
ACMC with which he has been associated since prior to 1993.

    DORIS T. CILIBERTI, 34, Vice President, is an Assistant Vice
President of ACMC with which she has been associated since prior to 1993.

    LINDA D. NEIL, 37, Vice President, is an Assistant Vice
President of ACMC with which she has been associated since August
1993.  Previously, she was an Associate Director of The Reserve
Fund since prior to 1993.

    EDMUND P. BERGAN, Jr., 47, Secretary, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
("AFD") with which he has been associated since prior to 1993.

    MARK D. GERSTEN, 47, Treasurer and Chief Financial Officer, is a Senior Vice President of Alliance Fund Services, Inc. with which he has been associated since prior to 1993.

    VINCENT S. NOTO- Controller, 32 is an Assistant Vice
President of Alliance Fund Services, Inc. with which he has been associated since prior to 1992.

    The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are "affiliated persons" of the Adviser. The aggregate compensation to be paid by the Fund to each of the Trustees during its current fiscal year ending November 30, 1997 (estimating future payments based upon existing arrangements), the aggregate compensation paid to each of the Trustees during calendar year 1996 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in The Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                              Total Number
                                                Total Number  of Investment
                                                of Funds in   Portfolios
                                                the Alliance  Within the
                                                Fund Complex, Funds,
                                 Compensation   Including the Including
                                 from the       Fund, as to   the Fund,
                    Aggregate    Alliance Fund  which the     as to which
                    Compensation Complex,       Trustee is a  the Trustee
Name of Trustee     from the     Including the  Director or   is a Director
of the Fund         Fund         Fund           Trustee       or Trustee
________________    ____________ ______________ _____________ ________________

John D. Carifa        $0         $0                 54             118
Richard S. Borisoff   $2,500     $2,500             1              3
Jeffrey M. Cole       $3,000     $3,000             1              3
Richard J. Daly       $0         $0                 1              3
William H. Foulk, Jr. $3,039     $176,250           48             113
Arthur S. Kranseler   $3,000     $3,000             1              3
Robert A. Lewis       $3,000     $3,000             1              3
Clifford L. Michel    $3,015     $194,500           41             92
Peter Quick           $0         $0                 1              3
William L. Rhoads III $3,500     $3,500             1              3
Richard R. Stumm      $0         $0                 1              3
Ronald M. Whitehill   $0         $0                 1              3

    As of March 16, 1998, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

    Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

    The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1997 of more than $218 billion (of which more than $85 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included as of December 31, 1997, 31 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employ approximately 1,500 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Chennai, Istanbul, London, Madrid, Mumbai, Paris, Singapore, Tokyo and Toronto and affilate offies of Vienna, Warsaw, Hong Kong, Sao Paulo and Moscow. The 58 registered investment companies comprising 122 separate investment portfolios managed by the Adviser currently have more than two million shareholders.

    Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP, a French insurance holding company which at September 30, 1997, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June30, 1997, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

    AXA-UAP is a holding company for an international group of insurance and related financial services companies. AXA-UAP's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA-UAP is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

    Based on information provided by AXA-UAP, as of September30, 1997 more than 25% of the voting power of AXA-UAP was controlled directly and indirectly by FINAXA, a French holding company. As of September 30, 1997 more than 25% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 25% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA-UAP and FINAXA.

    Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each Portfolio of the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, with management supervision and assistance and office facilities.

    Under the Advisory Agreement, each of the Portfolios pays an advisory fee at the annual rate of .50 of 1% of the average daily net assets of each Portfolio. The fee is accrued daily and paid monthly. For the year ended November 30, 1997, the Adviser received from the Prime, Government and General Municipal Portfolios, net advisory fees of $14,448,704, $306,154 and $443,791, respectively. For the period December 29, 1995 (commencement of operations) through November 30, 1996 for the Prime and Government Portfolios, and for the period December 13, 1995 (commencement of operations) through November 30, 1996 for the General Municipal Portfolio, the Adviser received from the Fund net advisory fees of $10,427,618, $412,525 and $500,241, respectively. The Adviser may, from time to time, voluntarily waive a portion of its advisory fees payable from one or more of the Portfolios. The Adviser has voluntarily agreed to reimburse each Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets unless such reimbursement is eliminated or modified upon approval of the Trustees prior thereto. For the year ended November 30, 1997, the Adviser reimbursed the Prime, Government and General and General Municipal Portfolios $923,957, $255,475 and $247,578, respectively. For the period ended November 30, 1996, the Adviser reimbursed the Prime, Government and General Municipal Portfolios, $4,434,560, $330,256 and $368,300, respectively. In accordance with the Distribution Services Agreement described below, each Portfolio of the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Portfolio. Each Portfolio also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities. Each Portfolio pays all other expenses incurred in its operations, including the Adviser's fees; the Administration fees (as described below); custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting and other office costs; fees and expenses of Trustees who are not affiliated persons; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to each Portfolio by the Adviser under the Advisory Agreement, each Portfolio may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates; if so done the services may be provided to each Portfolio at cost, as applicable, and the payments therefore must be specifically approved in advance by the Fund's Trustees.

    The Advisory Agreement became effective on March 16, 1995. Continuance of the Advisory Agreement until February 28, 1999 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on January 21, 1998. The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of each Portfolio or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Agreement, or interested persons as defined in the Act. The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of each Portfolio; and it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

THE ADMINISTRATOR

    Pursuant to an Administration Agreement, dated as of March 16, 1995 (the "Administration Agreement"), ADP Financial Information Services, Inc., a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator provides certain administrative and shareholder accounting services, consisting primarily of remote processing services through its proprietary shareholder accounting system. ADP does not have any responsibility or authority for the management of the Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of the Fund's shares.

    Under the Administration Agreement, ADP may render similar administrative services to others. The Administration Agreement is terminable without penalty by the Fund on behalf of each Portfolio on 60 days' written notice to ADP (which notice may be waived by ADP) or by ADP on 60 days' written notice to the Fund (which notice may be waived by the Fund). The Administration Agreement also provides that ADP shall not be liable for any error of judgment or mistake of law, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties under the Administration Agreement.

    In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund or Portfolio, including all investment advisory and administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to a Portfolio imposed by the securities laws or regulations thereunder of any Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, ADP shall reduce its administration fee (which fee is described below).
The amount of any such reduction to be borne by ADP shall be deducted from the monthly administration fee otherwise payable to ADP during such fiscal year; and if such amounts should exceed the monthly fee, shall pay to each Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

    In consideration of the services provided by ADP pursuant to the Administration Agreement, ADP receives from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of each of the Portfolio's average daily net assets. ADP may voluntarily waive a portion of the fees payable to it with respect to each Portfolio under the Administration Agreement. For the fiscal year ended November 30, 1997, ADP received from the Prime, Government and General Municipal Portfolios, net administration fees of $693,127, $25,324 and $31,551, respectively. For such period, ADP waived its fee in the amount of $844,140, $30,838 and $37,587, respectively, for the Prime, Government and General Municipal Portfolios. ADP pays the fees and expenses of the Trustees who are affiliated with ADP.

DISTRIBUTION SERVICES AGREEMENT

    Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund, on behalf of the Portfolios, has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"). Pursuant to the Plan, each Portfolio pays to the Distributor a Rule 12b-1 distribution services fee, which may not exceed an annual rate of

 .45% of each Portfolio's aggregate average daily net assets. In addition, under the Agreement the Adviser may make payments for distribution assistance and for administrative and accounting services from its own resources which may include the management fee paid by each Portfolio. The Agreement became effective on March 16, 1995.

    Payments under the Agreement are used in their entirety for
(i) payments to broker-dealers and other financial intermediaries, including Donaldson, Lufkin & Jenrette Securities Corporation and its Pershing Division, affiliates of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and
(ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit each Portfolio and its shareholders. For the year ended November 30, 1997, the Prime Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $13,835,395 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $5,617,592. Of the $19,452,986 paid by the Adviser and the Portfolio under the Agreement, $797,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $18,655,987 was paid to broker-dealers and other financial intermediaries for distribution assistance. For the year ended November 30, 1997, the Government Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $505,465 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $205,002. Of the $710,467 paid by the Adviser and the Portfolio under the Agreement, $29,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and $681,467 was paid to broker-dealers and other financial intermediaries for distribution assistance. For the year ended November 30, 1997, the General Municipal Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $622,231 which constituted .45% at an annual rate of the Portfolio's average daily net assets and the Adviser made payments from its own resources as described above aggregating $233,861. Of the $856,092 paid by the Adviser and the Portfolio under the Agreement, $61,000 was paid for advertising, printing and mailing of prospectuses to persons other than current shareholders; and

$795,092 was paid to broker-dealers and other financial intermediaries for distribution assistance.

    The administrative and accounting services provided by broker-dealers, depository institutions and other financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding each Portfolio. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

    The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office.

    The Agreement became effective on March 16, 1995.
Continuance of the Agreement until February 28, 1999 was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on January 21, 1998.

    The Agreement may be continued annually if approved by a majority vote of the Trustees who neither are interested persons of the Fund or a Portfolio nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose.

    All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which a Portfolio may bear pursuant to the

Agreement without the approval of a majority of the outstanding shares of the Portfolio. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of a Portfolio or by the Adviser. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than 60 days' written notice by a vote of the majority of non- party Trustees, by a vote of a majority of the outstanding shares of a Portfolio, or by the Adviser and will terminate automatically in the event of its assignment.

    The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc. (the "NASD") which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to
 .75% and .25%, respectively, of average annual net assets.

_______________________________________________________________

                PURCHASE AND REDEMPTION OF SHARES
_______________________________________________________________

    The Fund, on behalf of each Portfolio, may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

    Shareholders maintaining Portfolio accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Portfolio itself so that the institutions may properly process such orders prior to their transmittal to The Bank of New York ("BONY"). Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Portfolio until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. For example, the Portfolio's distributor accepts purchase orders from its customers up to 2:15 p.m. (New York time) for issuance at the 4:00 p.m. transaction time and price.
A brokerage firm acting on behalf of a customer in connection with transactions in Portfolio shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

    Orders for the purchase of Portfolio shares become effective at the next transaction time after Federal funds or bank wire monies become available to BONY for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank.

These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at BONY by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

    All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value. To avoid unnecessary expense to a Portfolio and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, check-writing or periodic redemption procedures. The Fund, on behalf of each Portfolio, reserves the right to reject any purchase order.

    A "business day," during which purchases and redemptions of Portfolio shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday exclusive of national holidays on which the New York Stock Exchange is closed and Good Friday and Martin Luther King Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by each Portfolio at such time and the income earned.

_______________________________________________________________

       DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
_______________________________________________________________

    All net income of each Portfolio is determined after the close of each business day, currently 4:00 p.m. New York time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

    A Portfolio's net income consists of all accrued interest income on Portfolio assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in a Portfolio's net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses are expected to be relatively small.

    The valuation of each Portfolio's securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of a Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

    Each Portfolio utilizes the amortized cost method of valuation of its securities in accordance with the provisions of Rule 2a-7 under the 1940 Act. Pursuant to such Rule, each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases instruments which, at the time of investment, have remaining maturities of no more than 397 days, and invests only in securities of high quality. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Portfolio's holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation as to any Portfolio exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, should be initiated. In the event the Trustees determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the affected Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;
(2) withholding dividends of net income on shares of that Portfolio; or (3) establishing a net asset value per share of that Portfolio by using available market quotations or equivalents.

    The net asset value of the shares of each Portfolio is determined each business day (and on such other days as the Trustees deem necessary) at 12:00 Noon and 4:00 p.m. New York time. The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_______________________________________________________________

                              TAXES
_______________________________________________________________

FEDERAL INCOME TAX CONSIDERATIONS

    Each of the Fund's Portfolios has qualified for each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its net income and capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

    Shareholders generally are not subject to Federal income tax with respect to distributions out of tax-exempt interest income earned by the General Municipal Portfolio of the Fund. See, however, "Alternative Minimum Tax" above.

    Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by the Fund to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year near calendar year-end, although such distributions may be made more frequently if necessary in order to maintain the Fund's net asset value at $1.00 per share.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Sections 147(a) of the Code) should consult their tax advisers before purchasing shares of the General Municipal Portfolio.

    Substantially all of the dividends paid by the General Municipal Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

    Each Portfolio generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholdings.

STATE INCOME TAX CONSIDERATIONS

    PRIME PORTFOLIO AND GOVERNMENT PORTFOLIO. Shareholders of the Prime Portfolio and the Government Portfolio may be subject to state and local taxes on distributions from the Prime Portfolio and Government Portfolio. The laws of some states may exempt from some taxes dividends from the Prime Portfolio or the Government Portfolio to the extent such dividends are attributable to interest from obligations of the U.S. Government and certain of its agencies and instrumentalities.

    GENERAL MUNICIPAL PORTFOLIO. Shareholders of the General Municipal Portfolio may be subject to state and local taxes on distributions from the General Municipal Portfolio, including distributions which are exempt from Federal income taxes. Each investor should consult his own tax adviser to determine the tax status of distributions from the General Municipal Portfolio in his particular state and locality.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

    PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for securities transactions for each Portfolio. Because the Portfolios invest in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Portfolio's shares since the Portfolio's transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

    The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with each Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to the Adviser's affiliate, Donaldson, Lufkin & Jenrette, Inc., or any subsidiary or affiliate of the parent. For the year ended November 30, 1997, the Prime, Government and General Municipal Portfolios paid $-0-, $-0- and $-0-, respectively, for brokerage commissions.

    CAPITALIZATION. All shares of each Portfolio, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as separate classes. Certain procedures for the removal by shareholders of trustees of investment trusts, such as the Fund, are set forth in Section 16(c) of the 1940 Act.

    As of March 16, 1998, there were 4,020,381,338.46 shares of beneficial interest of the Fund outstanding. Of this amount 3,721,882,870.37 were for the Prime Portfolio; 137,599,571.35 were for the Government Portfolio and 160,898,896.74 were for the General Municipal Portfolio. To the knowledge of the Fund the following persons owned of record and no person owned beneficially, 5% or more of the outstanding shares of the Portfolio as of March 16, 1998.

                                                      % of
Name and Address                  No. of Shares     Portfolio

Prime Portfolio

U.S. Clearing                     3,703,820,986        99%
Omnibus Acct.
f/b/o Customers
26 Broadway, 12th Floor
New York, NY  10004-1801

Government Portfolio

U.S. Clearing                     136,987,658          99%
Omnibus Acct.
f/b/o Customers
26 Broadway, 12th Floor
New York, NY  10004-1801

General Municipal Portfolio

U.S. Clearing                     147,101,667          91%
Omnibus Acct.
f/b/o Customers
26 Broadway, 12th Floor
New York, NY  10004-1801

Wayne Hummer                      12,338,791           8%
f/b/o Customers
Omnibus Acct.
300 South Wacker Drive
Chicago, IL  60606

    SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of each Portfolio. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Portfolios for all loss and expense of any shareholder of a Portfolio held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio would be unable to meet its obligations. In the review of the Adviser, such risk is not material.

    LEGAL MATTERS. The legality of the shares offered hereby has been passed upon by Seward & Kissel, New York, New York, counsel for the Fund. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

    ACCOUNTANTS. An opinion relating to each Portfolio's financial statements is given herein by McGladrey & Pullen LLP, New York, New York, independent auditors for the Fund.

    YIELD QUOTATIONS AND PERFORMANCE INFORMATION. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund.
These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933.

    Yield quotations for a Portfolio are thus determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and
(iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula:

     effective yield = [(base period return + 1) 365/7] - 1.

    The Prime Portfolio's yield for the seven-day period ended November 30, 1997 was 4.74% which is the equivalent of a 4.85% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 4.68%, equivalent to an effective yield of 4.79%. The Government Portfolio's yield for the seven-day period ended November 30, 1997 was 4.67% which is the equivalent of a 4.78% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 4.42%, equivalent to an effective yield of 4.53%. The General Municipal Portfolio's yield for the seven-day period ended November 30, 1997 was 3.06% which is the equivalent of a 3.11% compounded effective yield. Absent expense reimbursement, the annualized yield for this period would have been 2.85%, equivalent to an effective yield of 2.90%.

    Depending on an investor's tax bracket, an individual investor may earn a substantially higher after-tax return from a Portfolio than from comparable investments whose income is taxable. For example, a 5% tax-exempt yield of the General Municipal Portfolio received by an investor subject to the top 1997 Federal personal income tax rate would be equivalent to a taxable yield of -----%.

    In this example it is assumed that an investor can fully deduct the state and local income taxes for Federal income tax purposes and that the investor is not subject to federal or state alternative minimum taxes. Taxable equivalent yield is computed by dividing that portion of the yield of the Portfolio that is tax exempt (assumed for purposes of the example to be the entire yield of 5%) by one minus the applicable marginal income tax rate (39.6% in the case of the General Municipal Portfolio) and adding the quotient to that portion, if any, of the yield of the General Municipal Portfolio that is not tax-exempt.

    From time to time the General Municipal Portfolio may advertise hypothetical tax equivalent yields in advertising. These will be used for illustrative purposes only and not as representative of the General Municipal Portfolio's past or future performance.

    PERIODIC DISTRIBUTION PLANS. Without affecting shareholders' right of using any of the methods of redemption described above, by checking the appropriate boxes on the Application Form shareholders may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan shareholders receive monthly payments of all the income earned in his or her Portfolio account, with payments forwarded shortly after the close of the month. Under the Systematic Withdrawal Plan, shareholders may request checks in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, shareholders can order, via signature-guaranteed letter to the Portfolio, such periodic payments to be sent to another person.

    REPORTS. You will receive semi-annual and annual reports of the Portfolio(s) in which you are a shareholder as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.

    ADDITIONAL INFORMATION.  THIS STATEMENT OF ADDITIONAL
INFORMATION DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE
REGISTRATION STATEMENT FILED BY THE FUND WITH THE SECURITIES AND
EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933.  COPIES OF

THE REGISTRATION STATEMENT MAY BE OBTAINED AT A REASONABLE CHARGE
FROM THE COMMISSION OR MAY BE EXAMINED, WITHOUT CHARGE, AT THE
COMMISSION'S OFFICES IN WASHINGTON, D.C.

_______________________________________________________________

                      FINANCIAL STATEMENTS
_______________________________________________________________

ALLIANCE MONEY MARKET FUND

-GENERAL MUNICIPAL PORTFOLIO
-PRIME PORTFOLIO
-GOVERNMENT PORTFOLIO




ANNUAL REPORT
NOVEMBER 30, 1997



STATEMENT OF NET ASSETS
NOVEMBER 30, 1997
ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                                YIELD          VALUE
-------------------------------------------------------------------------
          MUNICIPAL BONDS-85.3%
          ALABAMA-0.4%
          ABBEVILLE IDR
          (Greenbush Woods Project)
          AMT VRDN (a)
$   575   4/01/04                                  4.20%      $  575,000

          ALASKA-1.1%
          ALASKA IDA
          (Fairbanks Gold Mining Inc.)
          AMT VRDN (a)
    500   5/01/09                                  3.95          500,000
          ALASKA STUDENT LOAN CORP. AMBAC
          Student Loan Revenue Series A AMT
  1,000   7/01/98                                  4.10        1,005,628
                                                              -----------
                                                               1,505,628

          ARIZONA-1.5%
          PHOENIX IDA
          (America West Airlines)
          AMT VRDN (a)
  1,000   8/01/16                                  4.25        1,000,000
          PHOENIX IDA
          (V.A.W. of America, Inc.)
          AMT VRDN (a)
  1,000   2/01/12                                  4.25        1,000,000
                                                              -----------
                                                               2,000,000

          CALIFORNIA-0.7%
          CALIFORNIA HIGHER EDUCATION
          Student Loan Revenue
          Series B PPB (a)
  1,000   7/01/02                                  4.00        1,000,000

          DELAWARE-0.3%
          DELAWARE ECONOMIC DEVELOPMENT
          AUTHORITY
          (Orient Chemical Company)
          AMT VRDN (a)
    400   11/01/99                                 4.22          400,000
          DISTRICT OF COLUMBIA-6.5%
          DISTRICT OF COLUMBIA HFA MFHR
          (McLean Apts.) Series '85A VRDN (a)
  1,390   12/01/05                                 4.30        1,390,000
          DISTRICT OF COLUMBIA HFA MFHR
          (Tyler Housing Trust) AMT VRDN (a)
  4,200   8/01/25                                  4.20%      $4,200,000
          DISTRICT OF COLUMBIA HFA SFMR
          Series B AMT PPB (a)
  1,000   12/01/29                                 3.75        1,000,000
          DISTRICT OF COLUMBIA HFA SFMR
          Series C AMT PPB (a)
  1,500   9/01/98                                  4.05        1,500,000
    805   12/01/29                                 3.90          805,000
                                                              -----------
                                                               8,895,000

          FLORIDA-2.5%
          BROWARD COUNTY HFA SFMR
          Series '97B AMT PPB (a)
  1,000   10/01/30                                 4.05        1,000,000
          PINELLAS COUNTY HFA SFMR
          Multi-County Program
          Series D AMT PPB (a)
  1,475   9/01/26                                  4.00        1,475,000
          ST. LUCIE PCR
          (Florida Light & Power
          Co. Project) Series '93
          AMT VRDN (a)
  1,000   1/01/27                                  4.10        1,000,000
                                                              -----------
                                                               3,475,000

          GEORGIA-5.5%
          BURKE COUNTY DEVELOPMENT
          AUTHORITY PCR
          AMBAC
          (Oglethorpe Power Corp.) Series B
  3,000   5/28/98                                  3.80        3,000,000
          CARTERSVILLE ECONOMIC
          DEVELOPMENT AUTHORITY
          (Sekisui Jushi Project)
          Series ' 92 VRDN (a)
    300   6/01/12                                  4.40          300,000


1


STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          SUMMERSVILLE IDA
          (Image Industries, Inc.)
          Series '97 AMT VRDN (a)
$ 1,000   9/01/17                                  4.20%      $1,000,000
          THOMASTON-UPSON COUNTY IDR
          (De Ster Production Corp.)
          Series A AMT VRDN (a)
  3,300   10/01/09                                 4.30        3,300,000
                                                              -----------
                                                               7,600,000

          HAWAII-0.9%
          HAWAII AIRPORT SYSTEMS REVENUE AMBAC
          Third Series AMT
  1,250   7/01/98                                  4.75        1,255,622

          ILLINOIS-5.4%
          AURORA KANE & DU PAGE COUNTIES IDR
          (A & B Holdings LLC Project)
          Series '97A AMT VRDN (a)
  1,300   10/01/27                                 4.10        1,300,000
          ILLINOIS DEVELOPMENT
          FINANCE AUTHORITY
          (U.G.N. Inc. Project)
          Series '86 AMT VRDN (a)
  3,000   9/15/11                                  4.40        3,000,000
          ILLINOIS DEVELOPMENT
          FINANCE AUTHORITY
          (U.G.N. Inc. Project)
          Series '87 AMT VRDN (a)
    790   4/01/99                                  4.40          790,000
          ILLINOIS HOUSING
          DEVELOPMENT AUTHORITY
          Homeowner Mortgage
          Series '96F-2
          AMT PPB (a)
  1,500   8/01/28                                  3.70        1,500,000
          WOOD DALE CITY IDR
          (Nippon Express USA, Inc.)
          Series '85 VRDN (a)
    800   6/01/00                                  4.30          800,000
                                                              -----------
                                                               7,390,000

          INDIANA-2.4%
          ALLEN COUNTY ECONOMIC
          DEVELOPMENT AUTHORITY
          (Mattel Power Wheels, Inc.)
          AMT VRDN (a)
    800   12/01/18                                 4.15          800,000
          AUBURN ECONOMIC
          DEVELOPMENT AUTHORITY
          (R.J. Tower Corp. Project)
          Series '88 AMT VRDN (a)
    725   9/01/00                                  4.25          725,000
          SEYMOUR ECONOMIC
          DEVELOPMENT AUTHORITY
          (Kobelco Metal Powder Co. Project)
          Series '87 AMT VRDN (a)
  1,775   12/15/97                                 4.40        1,775,000
                                                              -----------
                                                               3,300,000

          KANSAS-1.6%
          FREDONIA IDR
          (Systech Environmental Corp.)
          AMT VRDN (a)
  1,000   2/01/07                                  4.20        1,000,000
          SPRING HILL IDR
          (Abrasive Engineering
          and Manufacturing Project)
          Series '96 VRDN (a)
  1,200   9/01/16                                  4.15        1,200,000
                                                              -----------
                                                               2,200,000

          KENTUCKY-6.5%
          HOPKINSVILLE IDR
          (American Precision Machinery)
          AMT VRDN (a)
  3,600   5/01/00                                  4.10        3,600,000
          LOUISVILLE & JEFFERSON
          COUNTY REGIONAL AIRPORT
          AUTHORITY BAN
          Series AA-1 AMT VRDN (a)
  1,000   6/30/02                                  4.05        1,000,000
          RUSSELLVILLE IDB
          (JS Technos Corp. Project)
          Series '89 AMT VRDN (a)
  3,000   12/01/09                                 4.40        3,000,000


2


ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          SCOTT COUNTY IDR
          (Interstate Transformer Inc.)
          Series '90 AMT VRDN (a)
$ 1,300   9/01/05                                  4.10%     $ 1,300,000
                                                             ------------
                                                               8,900,000

          LOUISIANA-1.5%
          NEW ORLEANS HOME
          MORTGAGE AUTHORITY SFMR
          Series 97C-2 PPB (a)
  2,000   12/01/18                                 3.92        2,000,000

          MAINE-8.2%
          BIDDEFORD IDR
          (DK Associates & Volk Packaging)
          Series '97 AMT VRDN (a)
  5,525   7/01/17                                  4.20        5,525,000
          MAINE FINANCE AUTHORITY
          Economic Development
          Revenue Series '88A-D
          AMT VRDN (a)
    135   12/01/03                                 4.20          135,000
          MAINE FINANCE AUTHORITY
          Economic Development
          Revenue (Barber Foods, Inc.)
          Series '90B AMT VRDN (a)
    105   12/01/06                                 4.20          105,000
          MAINE FINANCE AUTHORITY
          Economic Development Revenue
          (Cornwall, McCann, Thurston)
          Series '88D-F AMT VRDN (a)
    875   6/01/04                                  4.20          875,000
          MAINE FINANCE AUTHORITY
          Economic Development Revenue
          (DC & F, Inc.) Series '89F
          AMT VRDN (a)
    410   12/01/05                                 4.20          410,000
          MAINE FINANCE AUTHORITY
          Economic Development Revenue
          (Forster Mfg Co., Inc.)
          Series '89H AMT VRDN (a)
    455   6/01/01                                  4.20          455,000
          MAINE FINANCE AUTHORITY
          Economic Development Revenue
          (JS McCarthy & Co., Inc.)
          Series '96B AMT VRDN (a)
    300   6/01/99                                  4.20          300,000
          MAINE FINANCE AUTHORITY
          Economic Development Revenue
          (Stratton Lumber, Inc.)
          Series '88C AMT VRDN (a)
    250   12/01/04                                 4.20          250,000
          MAINE FINANCE AUTHORITY
          Economic Development Revenue
          (Stratton Lumber, Inc.)
          Series '89K AMT VRDN (a)
     20   12/01/97                                 4.20           20,000
          MAINE FINANCE AUTHORITY
          Economic Development Revenue
          (Volco Realty Co., Inc.)
          Series '89L AMT VRDN (a)
    170   6/01/05                                  4.20          170,000
          MAINE FINANCE AUTHORITY
          (William Arthur, Inc.)
          Series '97 AMT VRDN (a)
  1,500   10/01/12                                 3.80        1,500,000
          ORRINGTON RESOURCE RECOVERY
          (Penobscot Energy Project B)
          AMT VRDN (a)
  1,540   5/01/03                                  4.10        1,540,000
                                                             ------------
                                                              11,285,000

          MICHIGAN-1.5%
          MICHIGAN STRATEGIC FUND
          (Donnelly Corp. Project)
          Series A AMT VRDN (a)
  2,000   3/01/10                                  4.00        2,000,000
          MISSOURI-4.1%
          MISSOURI ECONOMIC
          DEVELOPMENT AUTHORITY
          Export & Infrastructure
          Series D AMT VRDN (a)
  2,270   9/01/10                                  4.15        2,270,000


3


STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          MISSOURI ECONOMIC
          DEVELOPMENT AUTHORITY
          (Plastic Enterprises)
          Series '90A AMT VRDN (a)
$   250   9/01/05                                  4.25%     $   250,000
          MISSOURI ECONOMIC
          DEVELOPMENT AUTHORITY
          (Variform Inc.)
          Series '90C AMT VRDN (a)
  1,340   9/01/05                                  4.15        1,340,000
          MISSOURI IDA
          (Kawasaki Motor Corp.)
          Series '89 AMT VRDN (a)
    395   4/01/99                                  4.30          395,000
          MISSOURI IDA
          (Tradco Inc.) Series H
          AMT VRDN (a)
    740   10/01/03                                 4.15          740,000
          MISSOURI IDA
          (Wainwright Industries Inc.)
          Series F AMT VRDN (a)
    690   10/01/03                                 3.90          690,000
                                                             ------------
                                                               5,685,000

          NEBRASKA-0.7%
          NEBRASKA FINANCE AUTHORITY SFMR
          Series '97C AMT PPB (a)
  1,000   9/01/29                                  3.90        1,000,000

          NEW HAMPSHIRE-0.7%
          NEW HAMPSHIRE IDA
          (SCI Manufacturing Inc.)
          Series '89 AMT VRDN (a)
  1,000   6/01/14                                  4.20        1,000,000

          NEW JERSEY-0.4%
          JERSEY CITY GO BAN
    600   2/05/98                                  3.85          600,041

          NEW MEXICO-0.1%
          NEW MEXICO MORTGAGE
          FINANCE AUTHORITY SFMR
          Series '97D-2
          AMT PPB (a)
    170   7/01/30                                  3.95          170,000

          NORTH DAKOTA-1.2%
          NORTH DAKOTA HFA
          Series '97C AMT PPB (a)
  1,600   8/04/98                                  4.00        1,600,000

          OHIO-1.2%
          OHIO AIR QUALITY
          DEVELOPMENT AUTHORITY PCR
          (Ohio Edison Company)
          Series B AMT PPB (a)
    700   5/01/18                                  4.10          700,000
          OHIO HFA
          Series '97A-2 AMT PPB (a)
  1,000   3/01/28                                  3.65        1,000,000
                                                             ------------
                                                               1,700,000

          OKLAHOMA-1.4%
          BROKEN ARROW
          (Paragon Films Project)
          AMT VRDN (a)
  1,970   8/01/04                                  4.22        1,970,000

          OREGON-1.8%
          OREGON HOUSING & COMMUNITY SERVICES
          DEPARTMENT SFMR
          Series '96K AMT PPB (a)
    690   12/11/97                                 3.65          690,000
          PORTLAND HFA MFHR
          (Union Station Project)
          Phase B Series '96
          AMT VRDN (a)
  1,750   10/01/31                                 4.05        1,750,000
                                                             ------------
                                                               2,440,000

          PENNSYLVANIA-5.1%
          DELAWARE IDA COP
          (Cliff House Assisted)
          Series '97A AMT VRDN (a)
  2,000   8/01/12                                  4.20        2,000,000
          PENNSYLVANIA ECONOMIC
          DEVELOPMENT AUTHORITY
          (National Gypsum Co.
          Project) Series '97A
          AMT VRDN (a)
  2,000   11/01/32                                 4.10        2,000,000


4


ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          PENNSYLVANIA ECONOMIC
          DEVELOPMENT AUTHORITY IDR
          (Ram Forest Products Inc.)
          Series '88A-3 AMT VRDN (a)
$   435   12/01/99                                 4.50%     $   435,000
          PHILADELPHIA GO TRAN
          Series '97A
  2,500   6/30/98                                  4.00        2,506,946
                                                             ------------
                                                               6,941,946

          SOUTH DAKOTA-0.9%
          SOUTH DAKOTA HOUSING
          DEVELOPMENT AUTHORITY SFMR
          Series '97G
  1,300   8/13/98                                  3.95        1,300,000

          TENNESSEE-3.8%
          FAYETTEVILLE & LINCOLN IDR
          (V.A.W. of America, Inc.)
          AMT VRDN (a)
  2,800   10/01/12                                 4.25        2,800,000
          MONTGOMERY COUNTY
          PUBLIC BUILDING AUTHORITY
          Pooled Funding Revenue
          Series '97 VRDN (a)
  2,000   11/01/27                                 4.05        2,000,000
          TENNESSEE HOUSING
          DEVELOPMENT AGENCY
          Series '97-1 AMT PPB (a)
    400   1/01/28                                  3.75          400,000
                                                             ------------
                                                               5,200,000

          TEXAS-2.3%
          GREATER EAST TEXAS HIGHER EDUCATION
          Student Loan Revenue
          Series '95A AMT PPB (a)
    600   5/01/11                                  4.10          600,000
          GREATER TEXAS STUDENT LOAN CORP.
          Student Loan Revenue
          Series '96A AMT PPB (a)
  2,000   4/01/05                                  3.70        2,000,000
          SAN ANTONIO IDA
          (Gruma Corporation Project)
          AMT VRDN (a)
    500   11/01/09                                 4.05          500,000
                                                             ------------
                                                               3,100,000

          UTAH-2.9%
          PROVO HOUSING AUTHORITY MFHR
          (Branbury Project)
          Series B AMT VRDN (a)
  1,000   12/15/10                                 4.15        1,000,000
          UTAH BOARD OF REGENTS AMBAC
          Student Loan Revenue Series O
  2,000   5/01/98                                  4.70        2,006,001
          WEST JORDAN IDR
          (Vesper Corp. Project)
          Series '94A AMT VRDN (a)
  1,000   4/01/14                                  4.10        1,000,000
                                                             ------------
                                                               4,006,001

          WASHINGTON-9.3%
          PIERCE COUNTY ECONOMIC
          DEVELOPMENT CORP.
          (Truss Company Project)
          AMT VRDN (a)
    500   1/01/20                                  4.35          500,000
          PORT OF PORT ANGELES IDR
          (Daishowa America Project)
          AMT VRDN (a)
    700   8/01/07                                  4.40          700,000
          PORT OF VANCOUVER IDR
          (United Grain Corp.)
          Series '84A VRDN (a)
  1,000   12/01/09                                 4.30        1,000,000
          PORT OF VANCOUVER IDR
          (United Grain Corp.)
          Series '92 AMT VRDN (a)
    500   12/01/10                                 4.40          500,000
          WASHINGTON HOUSING
          FINANCE COMMISSION MFHR
          (Evergreen Ridge Apts. Project)
          AMT VRDN (a)
  2,500   12/01/24                                 4.10        2,500,000


5


STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          WASHINGTON HOUSING
          FINANCE COMMISSION MFHR
          (Pacific Inn Apts. Project)
          Series A AMT VRDN (a)
$ 2,575   5/01/28                                  4.10%     $ 2,575,000
          WASHINGTON HOUSING
          FINANCE COMMISSION MFHR
          (Sherwood Springs Apts. Project)
          Series '97A AMT VRDN (a)
  2,000   9/01/27                                  4.10        2,000,000
          WASHINGTON HOUSING
          FINANCE COMMISSION MFHR
          (Summerglen Apts. Project)
          AMT VRDN (a)
  1,250   11/01/25                                 4.10        1,250,000
          WASHINGTON HOUSING
          FINANCE COMMISSION SFMR
          Series 1A AMT PPB (a)
    290   6/01/30                                  4.00          290,000
          YAKIMA COUNTY IDR
          (Can-Am Millwork Ltd.)
          AMT VRDN (a)
  1,415   12/01/14                                 4.15        1,415,000
                                                             ------------
                                                              12,730,000

          WEST VIRGINIA-2.9%
          MARION COUNTY SWR
          (Grant Town Project)
          Series '92A AMT VRDN (a)
  1,500   10/01/17                                 4.05        1,500,000
          WEST VIRGINIA PUBLIC
          ENERGY AUTHORITY
          (Morgantown Energy Assoc. Project)
          Series A AMT PPB (a)
  2,500   7/01/08                                  5.50        2,503,226
                                                             ------------
                                                               4,003,226

          Total Municipal Bonds
          (amortized cost $117,227,464)                      117,227,464

          COMMERCIAL PAPER-14.0%
          COLORADO-4.4%
          DENVER AIRPORT REVENUE
          Series A AMT
  4,000   12/17/97                                 3.85        4,000,000
  2,000   12/12/97                                 3.90        2,000,000
                                                             ------------
                                                               6,000,000

          FLORIDA-0.7%
          ORANGE COUNTY GO
          Series A
  1,000   12/10/97                                 3.80        1,000,000

          HAWAII-1.5%
          HAWAII BUDGET & FINANCE
          (Citizens Utility Company)
          Series '88A AMT
  2,000   2/12/98                                  3.90        2,000,000

          INDIANA-1.1%
          INDIANA DEVELOPMENT
          FINANCE AUTHORITY
          (Pure Air Lake) Series '90A AMT
  1,500   12/11/97                                 3.85        1,500,000

          NEBRASKA-1.5%
          NEBRASKA PUBLIC POWER DISTRICT
          Series B
  2,000   12/19/97                                 3.80        2,000,000

          PENNSYLVANIA-2.0%
          BEAVER COUNTY PCR
          (Dusquesne Light Co.)
          Series '93A AMT
    800   12/11/97                                 3.85          800,000
          VENANGO IDA
          (Scrubgrass Project)
          Series '90A AMT
  2,000   12/11/97                                 3.85        2,000,000
                                                             ------------
                                                               2,800,000

          PUERTO RICO-2.2%
          PUERTO RICO GOVERNMENT
          DEVELOPMENT BANK
          Series '96
  3,000   2/12/98                                  3.75        3,000,000


6


ALLIANCE MONEY MARKET FUND - GENERAL MUNICIPAL PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          TEXAS-0.6%
          CITY OF AUSTIN GO
          Series A
$   850   12/08/97                                 3.80%    $    850,000
          Total Commercial Paper
          (amortized cost $19,150,000)                        19,150,000

          TOTAL INVESTMENTS-99.3%
          (amortized cost $136,377,464)                     $136,377,464
          Other assets less liabilities-0.7%                     980,922

          NET ASSETS-100%
          (offering and redemption price of
          $1.00 per share; 137,357,786 shares
          outstanding)                                      $137,358,386


See Footnotes and Glossary of Terms on page 14.
See notes to financial statements.


7


STATEMENT OF NET ASSETS
NOVEMBER 30, 1997
ALLIANCE MONEY MARKET FUND - PRIME PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)     SECURITY#                             YIELD         VALUE
-------------------------------------------------------------------------
            COMMERCIAL PAPER-56.5%
            APEX FUNDING CORP.
$  50,000   12/30/97 (b)                           5.62%    $ 49,773,639
            ASSET BACKED CAPITAL FINANCE
    2,700   12/22/97 (b)                           5.58        2,691,212
   26,700   2/17/98 (b)                            5.60       26,376,040
   51,700   4/15/98 (b)                            5.61       50,612,361
   22,700   12/08/97 (b)                           5.70       22,674,863
            ASSOCIATES CORP.
  162,000   12/01/97                               5.75      162,000,000
            BHF FINANCE (DE) INC.
   26,000   12/01/97                               5.53       26,000,000
   15,000   12/09/97                               5.64       14,981,200
            CENTAURI CORP.
   25,000   3/03/98 (b)                            5.62       24,640,944
            CERTAIN FUNDING CORP.
   17,800   12/23/97 (b)                           5.55       17,739,628
   11,850   12/01/97 (b)                           5.56       11,850,000
   15,300   12/10/97 (b)                           5.56       15,278,733
            CITICORP
    7,000   12/05/97                               5.58        6,995,660
            CXC, INC.
   50,000   12/04/97 (b)                           5.56       49,976,833
   25,000   2/03/98 (b)                            5.64       24,749,333
            DAKOTA FUNDING INC.
   50,000   12/16/97 (b)                           5.54       49,884,583
            EDISON ASSET SECURITIZATION
   35,000   2/04/98 (b)                            5.73       34,637,896
            FALCON ASSET SECURITIZATION
   31,800   12/02/97 (b)                           5.58       31,795,071
            GENERAL ELECTRIC CAPITAL CORP.
   26,000   3/03/98                                5.60       25,627,911
            GOTHAM FUNDING CORP.
   20,000   12/02/97 (b)                           5.60       19,996,889
            GREENWICH ASSET FUNDING INC.
   15,000   1/13/98 (b)                            5.54       14,900,742
   17,000   4/01/98 (b)                            5.55       16,682,879
            HOUSEHOLD FINANCIAL CORP. LTD.
   32,000   12/01/97                               5.75       32,000,000
            INTERNATIONALE NEDERLANDEN
   26,700   12/18/97 (b)                           5.52       26,630,402
            J. P. MORGAN & CO., INC.
   28,513   12/08/97                               5.51       28,482,452
   85,000   12/29/97                               5.57       84,631,761
            MARKET STREET FUNDING CORP.
   15,522   12/15/97 (b)                           5.62       15,488,076
            MERRILL LYNCH & CO., INC.
   42,521   12/01/97                               5.75       42,521,000
   44,000   12/15/97                               5.77       43,901,269
            PARK AVENUE INC.
   20,597   2/13/98 (b)                            5.70       20,355,672
   18,111   2/11/98 (b)                            5.72       17,903,810
   16,419   2/12/98 (b)                            5.72       16,228,558
            PREFERRED RECEIVABLES
            FUNDING CORP.
    8,070   12/08/97 (b)                           5.58        8,061,244
            PREMIUM FUNDING INC.
   10,119   12/16/97 (b)                           5.55       10,095,600
   21,239   12/17/97 (b)                           5.62       21,185,950
            PRIME ASSET VEHICLE
            LTD.
   15,000   12/01/97                               5.52       15,000,000
            RANGER FUNDING CORP.
   20,000   2/04/98 (b)                            5.64       19,796,333
   20,000   2/11/98 (b)                            5.65       19,774,000
   15,000   2/19/98 (b)                            5.72       14,809,333
            RECEIVABLES CAPITAL CORP.
   28,000   12/15/97 (b)                           5.56       27,939,022
   37,758   12/12/97 (b)                           5.64       37,692,930
   23,440   12/19/97 (b)                           5.64       23,373,899
            REPUBLIC FUNDING CORP.
   11,000   12/17/97                               5.62       10,972,524
            SIGMA FINANCE CORP.
    3,561   12/03/97 (b)                           5.57        3,559,898
   35,000   3/23/98 (b)                            5.57       34,393,489
  100,000   3/05/98 (b)                            5.62       98,532,556
            SOUTHERN CO.
   10,000   12/01/97                               5.60       10,000,000
            SPECIAL PURPOSE ACCOUNTS
            RECEIVABLE COOPERATIVE CORP.
   39,000   12/11/97 (b)                           5.59       38,939,442


8


ALLIANCE MONEY MARKET FUND - PRIME PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)     SECURITY#                             YIELD         VALUE
-------------------------------------------------------------------------
            STRATEGIC ASSET FUNDING CORP.
$  46,800   12/30/97 (b)                           5.60%    $ 46,588,880
   15,171   12/01/97 (b)                           5.62       15,171,000
   15,166   12/04/97 (b)                           5.62       15,158,897
   10,717   12/26/97 (b)                           5.62       10,675,174
            SUMITOMO CAPITAL MARKETS
   25,000   12/12/97                               5.58       24,957,375
            SUNTRUST BANKS, INC.
   27,000   12/17/97                               5.57       26,933,160
            THREE RIVERS FUNDING CORP.
   68,000   12/16/97 (b)                           5.64       67,840,200
            TRIPLE ASSET FUNDING CORP.
  108,000   12/30/97 (b)                           5.62      107,511,060
            WESTWAYS FUNDING I LTD.
   25,573   12/10/97 (b)                           5.59       25,537,402
            WINDMILL FUNDING CORP.
   29,000   12/18/97 (b)                           5.53       28,924,270
    2,100   12/03/97 (b)                           5.55        2,099,353
            WOOD STREET FUNDING CORP.
   70,761   12/01/97 (b)                           5.77       70,761,000

            Total Commercial Paper
            (amortized cost $1,864,293,408)                1,864,293,408

            CORPORATE OBLIGATIONS-15.2%
            ASSET BACKED CAPITAL FINANCE
   25,000   5.82%, 8/24/98 FRN (b)                 5.82       25,000,000
            BETA FINANCE CORP.
   25,000   5.97%, 3/18/98 (b)                     5.97       25,000,000
            CENTAURI CORP.
   25,000   5.73%, 2/06/98 FRN (b)                 5.73       24,999,778
   10,000   5.75%, 2/13/98 (b)                     5.75        9,997,007
    5,000   5.88%, 10/27/98 FRN (b)                5.88        4,999,548
   15,000   5.89%, 10/27/98 FRN (b)                5.89       15,000,000
            GOLDMAN SACHS GROUP LP
   80,000   5.72%, 1/05/98                         5.72       80,000,000
   70,000   5.75%, 4/13/98 FRN                     5.75       70,000,000
            MERRILL LYNCH & CO., INC.
   25,000   5.65%, 12/24/97 FRN                    5.65       24,999,694
   50,000   5.69%, 7/27/98 FRN                     5.69       50,000,000
   25,000   5.73%, 1/27/98 FRN                     5.73       24,999,019
            SHORT TERM CARD
            ACCOUNT TRUST 1996-1
  125,000   5.69%, 1/15/98 FRN                     5.69      125,000,000
            SMM TRUST 1997-1
   20,000   5.66%, 5/29/98 FRN (b)                 5.66       20,000,000

            Total Corporate Obligations
            (amortized cost $499,995,046)                    499,995,046

            CERTIFICATES OF DEPOSIT-14.2%
            BAYERISCHE LANDESBANK
   10,000   5.86%, 7/17/98                         5.88        9,999,104
            BETA FINANCE CORP.
   20,000   6.00%, 10/29/98 (b)                    6.00       20,000,000
            CANADIAN IMPERIAL
            BANK OF COMMERCE
   85,000   5.63%, 12/30/97                        5.57       85,004,320
            CENTAURI CORP.
   12,000   5.75%, 2/13/98 (b)                     5.67       11,996,585
   10,000   6.36%, 5/01/98 (b)                     5.68       10,000,000
            COMMERZBANK NEW YORK
    1,400   5.78%, 2/27/98                         5.88        1,399,669
            CREDIT AGRICOLE NEW YORK
   25,000   5.98%, 6/16/98                         5.94       25,004,606
            J. P. MORGAN & CO., INC.
   10,000   5.92%, 3/19/98                         5.95        9,999,151
            LANDESBANK HESSEN-THURINGEN
   25,000   5.90%, 3/17/98                         5.93       24,997,917
   25,000   6.13%, 4/07/98                         6.25       24,990,047
            NORINCHUKIN BANK, LTD.
   75,000   5.70%, 12/08/97                        5.69       75,000,144
            RABO BANK N.Y.
   25,000   5.98%, 3/20/98                         6.00       24,993,451
            SIGMA FINANCE CORP.
   25,000   6.00%, 10/26/98 (b)                    6.00       25,000,000
            SUMITOMO BANK, LTD.
   25,000   5.62%, 12/17/97                        5.62       25,000,000
   95,000   5.70%, 12/29/97                        5.70       95,000,000

            Total Certificates of Deposit
            (amortized cost $468,384,994)                    468,384,994


9


STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MONEY MARKET FUND - PRIME PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)     SECURITY#                             YIELD         VALUE
-------------------------------------------------------------------------
            BANK OBLIGATIONS-12.7%
            BANK OF MONTREAL CHICAGO
$ 125,000   5.79%, 10/01/98 FRN                    5.79%  $  125,000,000
            BANKERS TRUST NEW YORK CORP.
   20,000   5.91%, 2/17/98 FRN                     5.91       20,000,000
  140,000   5.91%, 2/23/98 FRN                     5.91      140,000,000
            BAYERISCHE VEREINSBANK
   75,000   5.56%, 6/30/98 FRN                     5.56       74,974,762
            DEUTSCHE BANK N.Y.
   25,000   5.61%, 7/01/98 FRN                     5.61       24,985,908
            MORGAN GUARANTY TRUST CO.
   10,000   5.97%, 6/22/98                         5.97        9,998,140
            ROYAL BANK OF CANADA
   25,000   5.86%, 9/30/98 FRN                     5.86       25,000,000

            Total Bank Obligations
            (amortized cost $419,958,810)                    419,958,810

            U.S. GOVERNMENT AND AGENCIES-1.0%
            FEDERAL FARM CREDIT BANK
$  32,000   5.35%, 8/03/98 FRN
            (amortized cost $31,989,919)           5.35%      31,989,919

            TOTAL INVESTMENTS-99.6%
            (amortized cost $3,284,622,177)                3,284,622,177
            Other assets less liabilities-0.4%                13,278,555

            NET ASSETS-100%
            (offering and redemption price of
            $1.00 per share; 3,297,874,004
            shares outstanding)                           $3,297,900,732


See Footnotes and Glossary of Terms on page 14.
See notes to financial statements.


10


STATEMENT OF NET ASSETS
NOVEMBER 30, 1997
ALLIANCE MONEY MARKET FUND - GOVERNMENT PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          U.S. GOVERNMENT AND AGENCIES-34.7%
          FEDERAL HOME LOAN MORTGAGE
          CORP.-13.4%
$ 2,500   12/16/97                                 5.47%     $ 2,494,375
  3,500   12/05/97                                 5.50        3,497,875
  2,600   12/11/97                                 5.57        2,596,042
  5,000   12/01/97                                 5.63        5,000,000
  2,000   5.715%, 3/17/98                          5.87        1,999,164
  1,000   5.84%, 4/08/98                           6.04          999,358
                                                             ------------
                                                              16,586,814

          FEDERAL NATIONAL MORTGAGE
          ASSOCIATION-12.9%
  1,000   12/08/97                                 5.43          998,944
    392   12/09/97                                 5.47          391,530
  1,000   12/15/97                                 5.47          997,900
    656   12/17/97                                 5.47          654,426
  1,000   12/23/97                                 5.50          996,685
  1,000   12/29/97                                 5.50          995,780
  1,000   12/30/97                                 5.50          995,630
  1,000   5.59%, 12/18/97                          5.63          999,927
  1,000   6.41%, 7/17/98                           5.74        1,003,944
  2,000   5.748%,10/20/98 FRN                      5.79        1,999,230
  5,000   5.798%,11/04/98 FRN                      5.88        4,997,309
  1,000   6.02%, 4/15/98                           6.15          999,576
                                                             ------------
                                                              16,030,881

          FEDERAL HOME LOAN BANK-6.1%
  1,500   12/10/97                                 5.45        1,497,956
    599   12/12/97                                 5.48          598,010
  3,000   5.529%, 12/04/97 FRN                     5.58        2,997,534
  1,500   5.87%, 1/30/98                           5.87        1,500,000
  1,000   6.11%, 4/17/98                           6.14          999,892
                                                             ------------
                                                               7,593,392

          STUDENT LOAN MARKETING
          ASSOCIATION-1.6%
  2,000   5.44%, 12/19/97                          5.94        1,999,510

          FEDERAL FARM CREDIT BANK-0.7%
    815   12/08/97                                 5.47          814,144

          Total U.S. Government and Agencies
          (amortized cost $43,024,741)                        43,024,741

          REPURCHASE AGREEMENTS-66.3%
          BARCLAYS DEZOETE
          WEDD SECURITIES, INC.
  6,100   5.75%, dated 11/28/97, due 12/01/97
          in the amount of $6,102,923
          (cost $6,100,000; collateralized by
          $6,179,000 Federal Farm Credit
          Bank, 5.60%, 10/01/98,
          value $6,224,195) (c)                    5.75        6,100,000
          CHASE SECURITIES INC.
  3,600   5.53%, dated 10/16/97,
          due 12/19/97
          in the amount of $3,635,392
          (cost $3,600,000;
          collateralized by $3,950,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 3/01/04,
          value $3,811,441) (c)                    5.53        3,600,000
          CHASE SECURITIES INC.
  2,500   5.56%, dated 11/13/97,
          due 12/15/97
          in the amount of $2,512,356
          (cost $2,500,000;
          collateralized by $2,900,000
          Federal National Mortgage Assn.,
          6.50%, 12/01/23,
          value $2,591,751) (c)                    5.56        2,500,000
          CS FIRST BOSTON CORP.
  3,100   5.52%, dated 10/06/97,
          due 12/08/97
          in the amount of $3,129,946
          (cost $3,100,000;
          collateralized by $4,589,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 10/01/09,
          value $3,145,958) (c)                    5.52        3,100,000


11


STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MONEY MARKET FUND - GOVERNMENT PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          CS FIRST BOSTON CORP.
$ 3,000   5.56%, dated 11/24/97,
          due 12/08/97
          in the amount of $3,006,487
          (cost $3,000,000;
          collateralized by $3,958,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          6.50%, 12/01/13,
          value $3,150,581;
          collateralized by $140,000
          by Federal National
          Mortgage Assn., 7.00%, 2/01/14
          value $104,842) (c)                      5.56%      $3,000,000
          FUJI SECURITIES INC.
  6,000   5.50%, dated 11/24/97,
          due 12/01/97
          in the amount of $6,006,417
          (cost $6,000,000;
          collateralized by $5,920,000
          Federal Home Loan
          Mortgage Corp., 5.79%, 2/01/99,
          value $6,132,039) (c)                    5.50        6,000,000
          GOLDMAN SACHS & CO.
  3,100   5.52%, dated 10/16/97,
          due 12/17/97
          in the amount of $3,129,471
          (cost $3,100,000;
          collateralized by $3,185,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 8/01/27,
          value $3,186,847) (c)                    5.52        3,100,000
          GOLDMAN SACHS & CO.
  3,000   5.55%, dated 11/24/97,
          due 12/02/97
          in the amount of $3,003,700
          (cost $3,000,000;
          collateralized by $4,316,000
          Federal National Mortgage Assn.,
          6.00%, 2/01/09,
          value $3,085,404) (c)                    5.55        3,000,000
          LEHMAN BROTHERS INC.
  3,200   5.54%, dated 10/21/97,
          due 12/24/97
          in the amount of $3,231,516
          (cost $3,200,000;
          collateralized by $4,045,963
          Federal Home Loan
          Mortgage Corp - Gold.,
          8.00%, 4/01/08,
          value $3,252,569) (c)                    5.54        3,200,000
          MERRILL LYNCH & CO., INC.
  6,000   5.60%, dated 11/24/97,
          due 12/04/07
          in the amount of $6,009,333
          (cost $6,000,000;
          collateralized by $6,186,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 12/01/27,
          value $6,241,674)                        5.60        6,000,000
          MORGAN STANLEY DEAN WITTER
  3,200   5.53%, dated 10/21/97,
          due 12/22/97
          in the amount of $3,230,476
          (cost $3,200,000;
          collateralized by $4,760,000
          Federal National Mortgage Corp.,
          7.50%, 5/01/09,
          value $3,210,235;
          collateralized by $110,000
          U.S. Treasury Bond,
          7.50%, 11/15/16,
          value $130,425) (c)                      5.53        3,200,000
          MORGAN STANLEY DEAN WITTER
  3,000   5.55%, dated 10/27/97,
          due 12/29/97
          in the amount of $3,029,138
          (cost $3,000,000;
          collateralized by $14,847,000
          Federal Home Loan Mortgage Corp.,
          6.114%, 1/01/30,
          value $3,075,510) (c)                    5.55        3,000,000


12


ALLIANCE MONEY MARKET FUND - GOVERNMENT PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          NIKKO SECURITIES CO.
$ 3,000   5.52%, dated 10/28/97,
          due 12/01/97
          in the amount of $3,015,640
          (cost $3,000,000;
          collateralized by $3,142,000
          Government National
          Mortgage Assn., 8.00%, 8/15/26,
          value $3,031,015) (c)                    5.52%      $3,000,000
          NIKKO SECURITIES CO.
  3,000   5.77%, dated 11/28/97,
          due 12/01/97
          in the amount of $3,001,443
          (cost $3,000,000;
          collateralized by $3,220,000
          Government National
          Mortgage Assn., 7.50%, 1/15/27,
          value $3,079,000) (c)                    5.77        3,000,000
          PAINEWEBBER, INC.
  3,400   5.53%, dated 10/17/97,
          due 12/12/97
          in the amount of $3,429,248
          (cost $3,400,000;
          collateralized by $3,882,000
          Federal National Mortgage Assn.,
          6.50%, 8/01/25,
          value $3,497,660) (c)                    5.53        3,400,000
          PAINEWEBBER, INC.
  2,800   5.58%, dated 11/25/97,
          due 12/03/97
          in the amount of $2,803,472
          (cost $2,800,000;
          collateralized by $2,866,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 9/01/27,
          value $2,872,292) (c)                    5.58        2,800,000
          PRUDENTIAL SECURITIES, INC.
  6,000   5.53%, dated 11/24/97,
          due 12/01/97
          in the amount of $6,006,452
          (cost $6,000,000;
          collateralized by $6,255,000
          Federal National Mortgage Assn.,
          6.50%, 9/01/12,
          value $6,148,492) (c)                    5.53        6,000,000
          SBC WARBURG, INC.
  2,700   5.54%, dated 11/07/97,
          due 12/11/97
          in the amount of $2,714,127
          (cost $2,700,000;
          collateralized by $4,494,000
          Federal National Mortgage Assn.,
          6.50%, 9/01/08,
          value $2,780,480) (c)                    5.54        2,700,000
          SBC WARBURG, INC.
  3,400   5.58%, dated 11/24/97,
          due 12/03/97
          in the amount of $3,404,743
          (cost $3,400,000;
          collateralized by $3,628,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 11/01/26,
          value $3,485,343) (c)                    5.58        3,400,000
          SMITH BARNEY, INC.
  1,800   5.55%, dated 11/03/97,
          due 12/04/97
          in the amount of $1,808,603
          (cost $1,800,000;
          collateralized by $1,950,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 12/01/26,
          value $1,875,546) (c)                    5.55        1,800,000
          SMITH BARNEY, INC.
  4,200   5.56%, dated 10/24/97,
          due 12/23/97
          in the amount of $4,238,920
          (cost $4,200,000;
          collateralized by $4,475,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 12/01/26,
          value $4,304,137) (c)                    5.56        4,200,000
          UBS SECURITIES, INC.
  2,000   5.52% dated 11/24/97,
          due 12/01/97
          in the amount of $2,002,147
          (cost $2,000,000;
          collateralized by $2,087,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 8/01/27,
          value $2,088,210) (c)                    5.52        2,000,000


13


STATEMENT OF NET ASSETS (CONTINUED)
ALLIANCE MONEY MARKET FUND - GOVERNMENT PORTFOLIO
_______________________________________________________________________________

PRINCIPAL
 AMOUNT
  (000)   SECURITY#                               YIELD          VALUE
-------------------------------------------------------------------------
          UBS SECURITIES, INC.
$ 4,000   5.55%, dated 10/27/97, due 12/26/97
          in the amount of $4,037,000
          (cost $4,000,000;
          collateralized by $4,173,000
          Federal Home Loan
          Mortgage Corp - Gold.,
          7.00%, 9/01/27,
          value $4,183,770) (c)                    5.55%    $  4,000,000

          Total Repurchase Agreements
          (amortized cost $82,100,000)                        82,100,000

          TOTAL INVESTMENTS-101.0%
          (amortized cost $125,124,741)                     $125,124,741
          Other assets less liabilities-(1.0%)                (1,258,167)

          NET ASSETS-100%
          (offering and redemption
          price of $1.00 per share;
          123,866,387 shares outstanding)                   $123,866,574


#    All securities either mature or their interest rate changes in 397 days or less.

(a) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Periodic Put Bonds (PPB)are payable on demand quarterly, semi-annually or annually and their interest rates change less frequently than rates on Variable Rate Demand Notes.

(b) Securities issued in reliance on section (4) 2 or Rule 144A of the Securities Act of 1933. Rule 144A Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined by the Adviser to be liquid pursuant to procedures adopted by the Trustees. At November 30, 1997, these securities amounted to $1,501,282,014 representing 45.5% of net assets on the Prime Portfolio.

(c)  Repurchase agreements which are terminable within 7 days.

     Glossary of Terms:
     AMBAC  American Bond Assurance Corporation
     AMT    Alternative Minimum Tax
     BAN    Bond Anticipation Note
     COP    Certificate of Participation
     FRN    Floating Rate Note
     GO     General Obligation
     HFA    Housing Finance Agency/Authority
     IDA    Industrial Development Agency/Authority
     IDB    Industrial Development Board
     IDR    Industrial Development Revenue
     MFHR   Multi-Family Housing Revenue
     PCR    Pollution Control Revenue
     SFMR   Single Family Mortgage Revenue
     SWR    Solid Waste Revenue
     TRAN   Tax & Revenue Anticipation Note

     See notes to financial statements.


14


STATEMENTS OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1997                         ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

                                          GENERAL
                                         MUNICIPAL       PRIME      GOVERNMENT
                                         PORTFOLIO     PORTFOLIO     PORTFOLIO
                                       ------------  -------------  -----------
INVESTMENT INCOME
  Interest                              $5,346,650   $173,672,798   $6,226,273

EXPENSES
  Advisory fee (Note B)                    691,369     15,372,661      561,629
  Distribution assistance fee (Note C)     622,230     13,835,394      505,467
  Registration fees                        117,391        943,700      110,753
  Custodian fees                           106,491        328,453      109,479
  Administrative fee (Note C)               69,138      1,537,267       56,162
  Printing                                  17,151        393,737       12,706
  Organization                              14,600         14,965       14,600
  Audit and legal fees                      13,535         40,240       22,783
  Trustees' fees                             7,182          7,182        7,182
  Miscellaneous                              8,815         39,820        8,806
  Total expenses                         1,667,902     32,513,419    1,409,567
  Less: fee waiver and reimbursement      (285,165)    (1,768,097)    (286,313)
  Net expenses                           1,382,737     30,745,322    1,123,254
  Net investment income                  3,963,913    142,927,476    5,103,019

REALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    investment transactions                    (15)        25,953           10

NET INCREASE IN NET ASSETS FROM
OPERATIONS                              $3,963,898   $142,953,429   $5,103,029


See notes to financial statements.


15


STATEMENTS OF CHANGES IN NET ASSETS                  ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

                                               GENERAL
                                              MUNICIPAL                       PRIME                       GOVERNMENT
                                              PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                   ----------------------------  --------------------------------  ----------------------------
                                                   DECEMBER 13,                     DECEMBER 29,                  DECEMBER 29,
                                                     1995(A)                         1995(A)                        1995(A)
                                    YEAR ENDED          TO         YEAR ENDED           TO          YEAR ENDED         TO
                                    NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,     NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,
                                        1997           1996            1997             1996            1997           1996
                                   -------------  -------------  ---------------  ---------------  -------------  -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income            $  3,963,913   $  2,760,398   $  142,927,476   $   93,805,221   $  5,103,019   $  3,671,687
  Net realized gain (loss) on
  investment transactions                   (15)           615           25,953              775             10            177
  Net increase in net assets
  from operations                     3,963,898      2,761,013      142,953,429       93,805,996      5,103,029      3,671,864

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income              (3,963,913)    (2,760,398)    (142,927,476)     (93,805,221)    (5,103,019)    (3,671,687)

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (Note E)
  Net increase                       13,871,990    123,452,463      526,103,101    2,771,737,569     23,558,311    100,274,743
  Total increase                     13,871,975    123,453,078      526,129,054    2,771,738,344     23,558,321    100,274,920

NET ASSETS
  Beginning of period               123,486,411         33,333    2,771,771,678           33,334    100,308,253         33,333
  End of period                    $137,358,386   $123,486,411   $3,297,900,732   $2,771,771,678   $123,866,574   $100,308,253


(a)  Commencement of operations.

     See notes of financial statements.


16


NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997                                    ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Money Market Fund (the "Fund") is an open-end diversified investment company registered under the Investment Company Act of 1940. The Fund consists of three Portfolios: General Municipal Portfolio, Prime Portfolio and Government Portfolio (the "Portfolios"). Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. As a matter of fundamental policy, each Portfolio pursues its objectives by maintaining a portfolio of high-quality money market securities. At the time of investment, such securities have remaining maturities of 397 days or less. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. VALUATION OF SECURITIES
Securities in which the Portfolios invest are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $74,000 for each of the Portfolios have been deferred and are being amortized on a straight-line basis through December, 2000.

3. TAXES
It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. DIVIDENDS
The Portfolios declare dividends daily and automatically reinvest such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end. Dividends paid from net investment income for the year ended November 30, 1997 from the General Municipal Portfolio are exempt from federal income taxes. However, certain shareholders may be subject to the alternative minimum tax (AMT).

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are recorded on the date securities are purchased or sold. Realized gain (loss) from investment transactions is recorded on the identified cost basis.

6. REPURCHASE AGREEMENTS
It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.


NOTE B: ADVISORY FEE AND TRANSACTIONS WITH AN AFFILIATE OF THE ADVISER
Under the Advisory Agreement, each Portfolio pays the Adviser, Alliance Capital Management L.P., an advisory fee at the annual rate of .50 of 1% of each Portfolio's average daily net assets. The Adviser has voluntarily agreed to reimburse each Portfolio to the extent that its aggregate expenses (excluding taxes, brokerage, interest and, where permitted, extraordinary expenses) exceed 1% of its average daily net assets unless such reimbursement is eliminated or modified upon approval of the Trustees prior thereto. For the year ended November 30, 1997 for General Municipal Portfolio, Prime Portfolio and Government Portfolio, the Adviser reimbursed $247,578, $923,957 and $255,475, respectively. The General Municipal, Prime and Government Portfolios do not compensate Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services or for out of pocket expenses.


17


NOTES TO FINANCIAL STATEMENTS (CONTINUED)            ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT AND ADMINISTRATION AGREEMENT
Under the Distribution Services Agreement, which includes a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the "Plan"), the Fund pays the Adviser a distribution fee at the annual rate of up to .45 of 1% of the average daily value of the Fund's net assets. The Plan provides that the Adviser will use amounts payable under the Plan in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Portfolios' distributor, for distribution assistance and payments to banks and other depository institutions for administrative and accounting services and (ii) otherwise promoting the sale of shares of the Portfolios. For the year ended November 30, 1997 for General Municipal Portfolio, Prime Portfolio and Government Portfolio, the Portfolios paid fees of $622,230, $13,835,394 and $505,467, respectively.
Pursuant to an Administration Agreement, ADP Financial Information Services, Inc. ("ADP"), a wholly-owned subsidiary of Automatic Data Processing, Inc., serves as administrator of the Fund, on behalf of the Portfolios. The Administrator performs or arranges for the performance of certain services, mainly remote processing services through its propriety shareholder accounting system. ADP is entitled to receive from each Portfolio a fee computed daily and paid monthly at a maximum annual rate equal to .05% of such Portfolio's average daily net assets. ADP may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. For the year ended November 30, 1997, the General Municipal Portfolio incurred fees of $69,138 of which $37,587 was waived, the Prime Portfolio incurred fees of $1,537,267 of which $844,140 was waived and the Government Portfolio incurred fees of $56,162 of which $30,838 was waived.

NOTE D: INVESTMENT TRANSACTIONS
At November 30, 1997, the cost of portfolio securities for federal income tax purposes was the same as the cost for financial reporting purposes.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
An unlimited number of shares ($.001 par value) are authorized. At November 30, 1997, capital paid-in aggregated $137,357,786, $3,297,874,004 and $123,866,387 for the General Municipal Portfolio, Prime Portfolio and Government Portfolio, respectively. Transactions, all at $1.00 per share, were as follows:

                                   GENERAL
                                  MUNICIPAL                         PRIME                          GOVERNMENT
                                  PORTFOLIO                       PORTFOLIO                        PORTFOLIO
                        ----------------------------  ---------------------------------  ----------------------------
                                        DECEMBER 13,                      DECEMBER 29,                   DECEMBER 29,
                                           1995(A)                           1995(A)                       1995(A)
                          YEAR ENDED         TO           YEAR ENDED           TO          YEAR ENDED         TO
                         NOVEMBER 30,   NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,    NOVEMBER 30,   NOVEMBER 30,
                             1997           1996             1997             1996            1997           1996
                        -------------  -------------  ----------------  ---------------  -------------  -------------
Shares sold              536,421,356    494,868,947    15,146,343,094   11,085,409,424    485,426,533    372,258,638
Shares issued on
  reinvestments of
  dividends                3,963,913      2,760,398       142,927,476       93,805,221      5,103,019      3,671,687
Shares redeemed         (526,513,279)  (374,176,882)  (14,763,167,469)  (8,407,477,076)  (466,971,241)  (275,655,582)
Net increase              13,871,990    123,452,463       526,103,101    2,771,737,569     23,558,311    100,274,743


(a)  Commencement of operations.


18


FINANCIAL HIGHLIGHTS                                 ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

                                                    GENERAL
                                                   MUNICIPAL                     PRIME                    GOVERNMENT
                                                   PORTFOLIO                   PORTFOLIO                  PORTFOLIO
                                         --------------------------  --------------------------  --------------------------
                                                       DECEMBER 13,                DECEMBER 29,                DECEMBER 29,
                                                          1995(A)                     1995(A)                     1995(A)
                                          YEAR ENDED        TO        YEAR ENDED        TO        YEAR ENDED        TO
                                         NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                             1997          1996          1997          1996          1997          1996
                                         ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period        $1.00         $1.00         $1.00         $1.00         $1.00         $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                    .029          .027          .046          .041          .045          .041

LESS: DIVIDENDS
Dividends from net investment income        (.029)        (.027)        (.046)        (.041)        (.045)        (.041)
Net asset value, end of period              $1.00         $1.00         $1.00         $1.00         $1.00         $1.00

TOTAL RETURN
Total investment return based on:
  net asset value (c)                        2.92%         2.80%(d)      4.75%         4.58%(d)      4.64%         4.52%(d)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                              $137          $123        $3,298        $2,772          $124          $100
Ratio to average net assets of:
  Expenses, net of waivers and
    reimbursements                           1.00%         1.00%(d)      1.00%         1.00%(d)      1.00%         1.00%(d)
  Expenses, before waivers and
    reimbursements                           1.21%         1.39%(d)      1.06%         1.23%(d)      1.25%         1.42%(d)
  Net investment income (b)                  2.87%         2.76%(d)      4.65%         4.50%(d)      4.54%         4.45%(d)


(a)  Commencement of operations.

(b)  Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of period.

(d)  Annualized.


19


INDEPENDENT AUDITOR'S REPORT                         ALLIANCE MONEY MARKET FUND
_______________________________________________________________________________

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS ALLIANCE MONEY MARKET FUND

We have audited the accompanying statement of net assets of Alliance Money Market Fund - General, Prime, and Government Portfolios as of November 30, 1997 and the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Money Market Fund - General, Prime, and Government Portfolios as of November 30, 1997, and the results of its operations, changes in its net assets, and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


McGladrey & Pullen, LLP
New York, New York
December 18, 1997


20

_______________________________________________________________

                           APPENDIX A

               DESCRIPTION OF MUNICIPAL SECURITIES
_______________________________________________________________

    MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less.
They include the following:

    1. PROJECT NOTES, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

    2. TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    3. REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

    4. BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

    5. CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

    6. TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

    MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

    1. GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

    2. REVENUE BONDS generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

    3. INDUSTRIAL DEVELOPMENT BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

_______________________________________________________________

                           APPENDIX B

                DESCRIPTION OF SECURITIES RATINGS
_______________________________________________________________

Municipal and Corporate
BONDS AND MUNICIPAL LOANS

    The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

    The two highest ratings of Standard & Poor's Corporation ("Standard & Poor's") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

SHORT-TERM MUNICIPAL LOANS

    Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG1/VMIG-1 group.

    Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's states that short- term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

    "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.






















                               B-2
00250132.AL4